UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06367

Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Gabelli Equity Series, Inc, (the “Company”) is filing this amendment No. 1 to the Form N-CSR for the purposes of including Ernst & Young LLP’s report of Independent Registered Accounting Firm (“Auditor’s Report”). The Auditor’s Report in Form N-CSR filed on December 8, 2023 did not include the reference to the full Schedule of Investments. This amendment includes the correct Audit Report.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2023

To Our Shareholders,

For the fiscal year ended September 30, 2023, the net asset value (NAV) total return per Class AAA Share of The Gabelli Equity Income Fund was 11.9% compared with a total return of 21.6% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2023.

Investment Objective and Strategy (Unaudited)

The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities. In making stock selections, Gabelli Funds, LLC, the Adviser, looks for securities that have a better yield than the average of the S&P 500 Index, as well as capital gains potential.

Performance Discussion (Unaudited)

The Fed has repeatedly stated its goal of trying to bring inflation down to the 2% annual rate, but that clearly will not happen this year and probably not next year either, even though inflation is slowly moving down. The fight against inflation continues to be a major concern for the Federal Reserve, and a major topic on Wall Street. The balance sheet of the Federal Reserve increased dramatically during the financial crisis, and it ballooned even further since the start of the COVID-19 pandemic. The massive infusion of liquidity helped the economy and stock market through the financial crisis and the COVID lockdowns, but it also helped to contribute to the inflation we are seeing now. Thus, it needs to come down in the years ahead. In the spring of 2022, total assets on the Fed’s balance sheet were about $9 trillion, and that number has now come down to about $8 trillion. We still need to move another two trillion off the Fed’s balance sheet. As the process of quantitative tightening occurs, liquidity will be draining from the financial system, and this will be a headwind for future stock returns, especially for companies with poor free cash flow. Luckily, in (y)our portfolio, we focus on stocks that have strong free cash flow and good prospects for growing their dividends.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The third quarter of 2023 was down for virtually every major equity index, although the first half of 2023 saw healthy gains in the U.S. stock market. Small caps, as measured by the Russell 2000, were down about 5% in the quarter, while the S&P 500 total return was down just over 3%. Growth stocks were down a little bit less than value stocks during the quarter. Although the Fed is probably at the end of its tightening cycle, the Fed did raise rates by 25 basis points in the quarter to 5.5%. The bigger move in interest rates, however, was with the 10 year note, which moved up by 76 basis points in the quarter, to about 4.6%. Since mortgage rates are heavily dependent on the 10 year note, mortgage rates also rose during the year, hitting multi-year highs. The labor market generally remained strong in the quarter, and labor strikes picked up. There were several new labor settlements that increased wages by a meaningful amount, including with the Airline Pilots Association and the Teamsters. The United Auto Workers were on strike demanding even higher wage increases.

Of the eleven sectors that make up the S&P 500 index, most were down in the third quarter, while two sectors were up. The best performing sector was Energy, up over 12%, followed by Communication services, up just over 3%. The two worst performing sectors in the third quarter were Utilities, down about 9%, and Real Estate, also down about 9%. Rising interest rates have been hurting both sectors.

One of the best performing stocks in (y)our portfolio during the fiscal year was FEMSA, Fomento Economico Mexicano SAB de CV (1.8% of net assets as of September 30, 2023), FEMSA is a beverage and retail conglomerate. The holding company enjoys a global presence operating through its subsidiaries, primarily Coca-Cola FEMSA that the Fund also holds. Microsoft Corporation (2.0%) is an American multinational technology corporation best known for the Windows line of operating systems, the Microsoft 365 suite of productivity applications, and the Edge web browser. GATX (2.1%), a major railcar lessor was also a strong contributor during the fiscal year.

There were also a few stock holdings in (y)our portfolio that declined over the fiscal year. One of the leading detractors was CVS Health Corporation (1.2%), which is a healthcare company that owns CVS Pharmacy, a retail pharmacy chain; CVS Caremark, a pharmacy benefits manager; and Aetna, a health insurance provider. Another leading detractor was Brown-Forman (2.3%), a spirits company based in Kentucky that owns Jack Daniel’s and other premium brands. An additional detractor was Diageo plc (1.5%), a British multinational alcoholic beverage company that is a major distributor of Scotch whisky, Guinness, Captain Morgan and other spirits.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

Comparative Results

Average Annual Returns through September 30, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (1/2/92)
Class AAA (GABEX)	11.92%	5.70%	6.65%	7.91%	9.20%
S&P 500 Index (c)	21.62	9.92	11.91	11.28	9.77
Lipper Equity Income Fund Average (c)	13.10	6.92	8.59	8.78	8.33
Class A (GCAEX) (d)	11.94	5.71	6.66	7.92	9.08
With sales charge (e)	5.51	4.47	6.03	7.49	9.00
Class C (GEICX) (d)(f)	11.23	4.92	5.86	7.11	8.70
With contingent deferred sales charge (g)	9.71	4.82	5.81	7.08	8.69
Class C1 (GCCEX) (d)	11.34	4.94	5.87	7.12	8.70
With contingent deferred sales charge (g)	10.34	4.94	5.87	7.12	8.70
Class I (GCIEX) (d)	12.19	5.97	6.92	8.19	9.34

(a)	The Fund’s fiscal year ends September 30.
(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Inception performance is as of December 31, 1991. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C1 Shares on December 31, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C1 Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	The Class C1 Share NAVs are used to calculate the performance for the period prior to the issuance of the Class C Shares on June 1, 2023.
(g)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated June 1, 2023, the expense ratios for Class AAA, A, C, and I Shares are 1.42%, 1.42%, 2.17%, and 1.17%, respectively. See page 13 for the expense ratios for the year ended September 30, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	11.92%	5.70%	6.65%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2023 through September 30, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2023.

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$970.80	1.45%	$7.16	*
Class A	$1,000.00	$971.10	1.45%	$7.16	*
Class C	$1,000.00	$894.70	2.29%	$7.31	**
Class C1	$1,000.00	$963.30	2.20%	$10.83	*
Class I	$1,000.00	$972.50	1.20%	$5.93	*
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.80	1.45%	$7.33	*
Class A	$1,000.00	$1,017.80	1.45%	$7.33	*
Class C	$1,000.00	$1,013.59	2.29%	$11.56	*
Class C1	$1,000.00	$1,014.04	2.20%	$11.11	*
Class I	$1,000.00	$1,019.05	1.20%	$6.07	*

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.
**	Expenses are equal to the Fund’s annualized expense ratio since inception, multiplied by the average account value over the period, multiplied by the number of days in the period since inception June 1, 2023 through September 30, 2023 (122 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2023:

The Gabelli Equity Income Fund

Food and Beverage	17.9%
Financial Services	13.1%
Diversified Industrial	7.3%
Equipment and Supplies	6.0%
Automotive: Parts and Accessories	5.1%
Retail	4.7%
Health Care	4.5%
Energy and Utilities: Oil	4.4%
Machinery	4.3%
Business Services	4.0%
Telecommunications	3.8%
Energy and Utilities: Natural Gas	2.3%
Computer Software and Services	2.3%
Electronics	2.2%
Transportation	2.1%
Building and Construction	2.1%
Computer Hardware	1.8%
Metals and Mining	1.6%
Consumer Products	1.4%
Entertainment	1.2%
Energy and Utilities: Services	1.0%
Specialty Chemicals	1.0%
Agriculture	0.8%
Aerospace	0.7%
Energy and Utilities: Integrated	0.6%
Automotive	0.5%
Broadcasting	0.5%
Real Estate Investment Trusts	0.4%
Energy and Utilities: Electric	0.4%
Communications Equipment	0.3%
U.S. Government Obligations	0.2%
Environmental Services	0.2%
Wireless Communications	0.2%
Energy and Utilities: Water	0.2%
Consumer Services	0.1%
Hotels and Gaming	0.1%
Cable and Satellite	0.1%
Publishing	0.0%*
Other Assets and Liabilities (Net)	0.6%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 99.2%
	Aerospace — 0.7%
600	L3Harris Technologies Inc.	$111,189	$104,472
2,000	Lockheed Martin Corp.	47,350	817,920
8,200	Rockwell Automation Inc.	246,347	2,344,134
		404,886	3,266,526
	Agriculture — 0.8%
50,000	Archer-Daniels-Midland Co.	1,281,567	3,771,000
10,000	The Mosaic Co.	155,338	356,000
		1,436,905	4,127,000
	Automotive — 0.5%
2,000	Daimler Truck Holding AG	73,522	69,398
20,000	Iveco Group NV†	175,902	187,387
14,500	PACCAR Inc.	370,272	1,232,790
44,000	Traton SE	796,414	927,124
		1,416,110	2,416,699
	Automotive: Parts and Accessories — 5.1%
80,000	Dana Inc.	1,251,012	1,173,600
166,400	Genuine Parts Co.	7,546,099	24,024,832
		8,797,111	25,198,432
	Broadcasting — 0.5%
65,000	Liberty Global plc, Cl. A†	1,281,813	1,112,800
11,000	Liberty Global plc, Cl. C†	232,019	204,160
38,000	Sinclair Inc.	645,171	426,360
44,000	TEGNA Inc.	713,699	641,080
		2,872,702	2,384,400
	Building and Construction — 2.1%
30,000	Carrier Global Corp.	254,819	1,656,000
39,500	Fortune Brands Innovations Inc.	336,150	2,455,320
23,500	Herc Holdings Inc.	823,065	2,795,090
47,500	Johnson Controls International plc	871,643	2,527,475
10,000	Knife River Corp.†	360,497	488,300
22,500	Masterbrand Inc.†	70,729	273,375
		2,716,903	10,195,560
	Business Services — 4.0%
9,500	Automatic Data Processing Inc.	472,804	2,285,510
24,300	Mastercard Inc., Cl. A	521,531	9,620,613
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	235,560
30,500	Pentair plc	583,548	1,974,875
16,000	S&P Global Inc.	728,327	5,846,560
		2,471,700	19,963,118
	Cable and Satellite — 0.1%
40,000	DISH Network Corp., Cl. A†	578,565	234,400
Shares		Cost	Market Value
16,000	EchoStar Corp., Cl. A†	$361,271	$268,000
		939,836	502,400
	Communications Equipment — 0.3%
42,000	Corning Inc.	481,575	1,279,740

	Computer Hardware — 1.8%
31,000	Apple Inc.	567,613	5,307,510
25,800	International Business Machines Corp.	2,064,886	3,619,740
		2,632,499	8,927,250
	Computer Software and Services — 2.3%
90,000	Hewlett Packard Enterprise Co.	509,279	1,563,300
31,300	Microsoft Corp.	874,522	9,882,975
		1,383,801	11,446,275
	Consumer Products — 1.4%
1,500	Ball Corp.	78,314	74,670
5,500	Edgewell Personal Care Co.	166,525	203,280
49,500	Energizer Holdings Inc.	1,254,450	1,585,980
30,000	Essity AB, Cl. A	529,907	649,395
1,000	National Presto Industries Inc.	30,628	72,460
34,000	Reckitt Benckiser Group plc	1,008,398	2,403,548
3,000	The Scotts Miracle-Gro Co.	148,954	155,040
41,000	Unilever plc, ADR	818,025	2,025,400
		4,035,201	7,169,773
	Consumer Services — 0.1%
1,600	Allegion plc	19,252	166,720
14,000	Rollins Inc.	13,919	522,620
		33,171	689,340
	Diversified Industrial — 7.3%
1,200	AMETEK Inc.	173,774	177,312
68,500	Crane Co.	1,330,682	6,085,540
32,000	Crane NXT Co.	307,723	1,778,240
33,500	Eaton Corp. plc	1,238,138	7,144,880
1,500	Honeywell International Inc.	32,160	277,110
8,600	Ingersoll Rand Inc.	45,820	547,992
48,000	ITT Inc.	961,318	4,699,680
32,500	Jardine Matheson Holdings Ltd.	1,602,432	1,508,650
19,200	Modine Manufacturing Co.†	399,387	878,400
17,000	Myers Industries Inc.	338,975	304,810
21,500	nVent Electric plc	227,954	1,139,285
20,000	Svenska Cellulosa AB SCA, Cl. A	83,897	274,586
110,000	Textron Inc.	1,047,092	8,595,400
146,000	Toray Industries Inc.	973,915	760,091
7,000	Trane Technologies plc	126,408	1,420,370

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
25,000	Trinity Industries Inc.	$357,494	$608,750
		9,247,169	36,201,096
	Electronics — 2.2%
6,500	Sony Group Corp.	138,865	532,388
33,000	Sony Group Corp., ADR	963,587	2,719,530
48,000	TE Connectivity Ltd.	1,582,951	5,929,440
10,000	Texas Instruments Inc.	147,000	1,590,100
		2,832,403	10,771,458
	Energy and Utilities: Electric — 0.4%
8,000	Avangrid Inc.	230,688	241,360
20,000	Korea Electric Power Corp., ADR†	224,961	128,800
13,500	Portland General Electric Co.	586,781	546,480
63,000	The AES Corp.	291,918	957,600
		1,334,348	1,874,240
	Energy and Utilities: Integrated — 0.6%
50,000	Energy Transfer LP	0	701,500
21,000	Eni SpA	220,487	338,717
6,500	Iberdrola SA, ADR	98,020	290,810
57,000	OGE Energy Corp.	760,843	1,899,810
		1,079,350	3,230,837
	Energy and Utilities: Natural Gas — 2.3%
115,000	National Fuel Gas Co.	5,209,133	5,969,650
11,500	ONE Gas Inc.	48,202	785,220
59,000	ONEOK Inc.	0	3,742,370
16,000	Southwest Gas Holdings Inc.	695,847	966,560
		5,953,182	11,463,800
	Energy and Utilities: Oil — 4.4%
25,500	Callon Petroleum Co.†	940,569	997,560
40,000	Chevron Corp.	1,622,327	6,744,800
4,500	ConocoPhillips	82,502	539,100
6,800	Devon Energy Corp.	69,081	324,360
12,000	Exxon Mobil Corp.	312,521	1,410,960
55,000	Hess Corp.	2,616,724	8,415,000
18,000	Marathon Petroleum Corp.	234,717	2,724,120
13,500	TotalEnergies SE, ADR	230,259	887,760
1,706	Vitesse Energy Inc.	11,197	39,050
		6,119,897	22,082,710
	Energy and Utilities: Services — 1.0%
4,000	Dril-Quip Inc.†	96,160	112,680
94,500	Halliburton Co.	1,852,120	3,827,250
23,000	MDU Resources Group Inc.	461,993	450,340
11,000	Schlumberger NV	285,160	641,300
		2,695,433	5,031,570
Shares		Cost	Market Value
	Energy and Utilities: Water — 0.2%
3,600	Essential Utilities Inc.	$26,544	$123,588
22,000	Severn Trent plc	579,449	634,818
		605,993	758,406
	Entertainment — 1.2%
20,000	Atlanta Braves Holdings Inc., Cl. A†	598,398	781,400
80,200	Grupo Televisa SAB, ADR	471,779	244,610
6,000	Madison Square Garden Entertainment Corp.†	69,853	197,460
2,500	Madison Square Garden Sports Corp.	301,304	440,750
268,800	Paramount Global, Cl. A	4,750,120	4,244,352
6,000	Sphere Entertainment Co.†	58,706	222,960
		6,250,160	6,131,532
	Environmental Services — 0.2%
7,500	Republic Services Inc.	284,610	1,068,825

	Equipment and Supplies — 6.0%
6,000	A.O. Smith Corp.	15,988	396,780
1,000	Crown Holdings Inc.	81,810	88,480
14,000	Danaher Corp.	406,841	3,473,400
160,000	Flowserve Corp.	2,043,195	6,363,200
50,000	Graco Inc.	853,683	3,644,000
23,000	Minerals Technologies Inc.	962,788	1,259,480
117,500	Mueller Industries Inc.	2,091,794	8,831,300
15,000	Parker-Hannifin Corp.	809,385	5,842,800
		7,265,484	29,899,440
	Financial Services — 13.1%
20,000	AllianceBernstein Holding LP	38,050	607,000
19,000	American Express Co.	459,057	2,834,610
19,000	Ameris Bancorp	200,916	729,410
3,700	Argo Group International Holdings Ltd.	66,521	110,408
5,195	Banco Santander Chile, ADR	29,250	95,276
124,500	Bank of America Corp.	820,374	3,408,810
12,000	BNP Paribas SA	513,665	766,675
32,200	Interactive Brokers Group Inc., Cl. A	483,716	2,787,232
14,500	Jefferies Financial Group Inc.	246,744	531,135
8,500	JPMorgan Chase & Co.	164,948	1,232,670
48,500	Julius Baer Group Ltd.	1,558,649	3,118,709
6,000	Kinnevik AB, Cl. A†	122,062	60,519
63,500	Loews Corp.	2,344,007	4,020,185
11,200	M&T Bank Corp.	956,465	1,416,240
14,500	Marsh & McLennan Companies Inc.	394,880	2,759,350
10,000	Morgan Stanley	497,928	816,700
5,800	Popular Inc.	93,651	365,458

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
64,000	SLM Corp.	$311,552	$871,680
122,000	State Street Corp.	5,565,671	8,169,120
6,300	T. Rowe Price Group Inc.	157,957	660,681
297,000	The Bank of New York Mellon Corp.	7,458,271	12,667,050
15,000	The Goldman Sachs Group Inc.	1,887,537	4,853,550
23,500	The PNC Financial Services Group Inc.	1,746,952	2,885,095
600	UBS Group AG	13,361	14,873
53,000	Valley National Bancorp	331,250	453,680
116,500	Webster Financial Corp.	2,694,630	4,696,115
105,000	Wells Fargo & Co.	2,940,970	4,290,300
		32,099,034	65,222,531
	Food and Beverage — 17.9%
1,000	Anheuser-Busch InBev SA/ NV	15,876	55,516
195,600	Brown-Forman Corp., Cl. A	3,372,741	11,364,360
34,000	Campbell Soup Co.	1,061,533	1,396,720
19,000	Coca-Cola Europacific Partners plc	427,500	1,187,120
10,000	Coca-Cola Femsa SAB de CV, ADR	340,563	784,400
5,200	Constellation Brands Inc., Cl. A	157,302	1,306,916
35,000	Danone SA	1,347,433	1,933,816
33,000	Davide Campari-Milano NV	110,940	389,538
49,500	Diageo plc, ADR	3,063,927	7,384,410
81,500	Fomento Economico Mexicano SAB de CV, ADR	1,986,761	8,895,725
1,000	General Mills Inc.	26,640	63,990
1,675,000	Grupo Bimbo SAB de CV, Cl. A	1,343,694	8,052,302
93,000	Heineken NV	4,417,436	8,206,142
132,000	ITO EN Ltd.	2,344,495	4,247,778
17,500	Kellanova	910,204	1,041,425
4,000	McCormick & Co. Inc.	137,120	315,520
31,200	McCormick & Co. Inc., Non-Voting	675,130	2,359,968
30,500	Mondelēz International Inc., Cl. A	549,430	2,116,700
31,800	Nestlé SA	653,040	3,604,012
54,000	Nissin Foods Holdings Co. Ltd.	1,657,298	4,489,762
31,000	PepsiCo Inc.	2,087,320	5,252,640
23,800	Pernod Ricard SA	2,337,623	3,971,909
31,200	Remy Cointreau SA	1,660,939	3,814,854
30,000	Sapporo Holdings Ltd.	664,276	954,965
Shares		Cost	Market Value
4,500	The Boston Beer Co. Inc., Cl. A†	$1,466,395	$1,752,885
10,000	The Coca-Cola Co.	208,400	559,800
1,000	The Hershey Co.	36,300	200,080
50,000	The Kraft Heinz Co.	1,403,471	1,682,000
64,000	Yakult Honsha Co. Ltd.	799,840	1,555,889
		35,263,627	88,941,142
	Health Care — 4.5%
4,400	Abbott Laboratories	134,434	426,140
3,000	AbbVie Inc.	74,560	447,180
3,200	Alcon Inc.	106,703	246,592
75,000	Baxter International Inc.	1,657,103	2,830,500
4,400	Bio-Rad Laboratories Inc., Cl. A†	432,651	1,577,180
87,500	Bristol-Myers Squibb Co.	2,105,675	5,078,500
69,500	Demant A/S†	672,691	2,882,677
6,400	GSK plc, ADR	270,041	232,000
8,000	Haleon plc, ADR	57,324	66,640
32,000	Henry Schein Inc.†	483,167	2,376,000
16,000	Merck & Co. Inc.	283,402	1,647,200
12,000	Novartis AG, ADR	585,253	1,222,320
24,000	Perrigo Co. plc	780,640	766,800
21,500	Pfizer Inc.	387,082	713,155
42,500	Roche Holding AG, ADR	781,653	1,442,025
2,300	Zimmer Biomet Holdings Inc.	193,245	258,106
10,000	Zimvie Inc.†	86,104	94,100
		9,091,728	22,307,115
	Hotels and Gaming — 0.1%
12,000	MGM Resorts International	144,776	441,120
1,500	Wynn Resorts Ltd.	71,983	138,615
		216,759	579,735
	Machinery — 4.3%
6,000	Caterpillar Inc.	35,181	1,638,000
146,000	CNH Industrial NV	2,160,868	1,766,600
44,400	Deere & Co.	1,385,417	16,755,672
3,700	Otis Worldwide Corp.	210,099	297,147
8,500	Xylem Inc.	274,006	773,755
		4,065,571	21,231,174
	Metals and Mining — 1.6%
83,000	Freeport-McMoRan Inc.	1,050,009	3,095,070
138,000	Newmont Corp.	3,315,522	5,099,100
		4,365,531	8,194,170
	Publishing — 0.0%
3,000	Value Line Inc.	41,976	131,160

	Real Estate Investment Trusts — 0.4%
62,000	Weyerhaeuser Co.	944,665	1,900,920

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail — 4.7%
14,000	Cie Financiere Richemont SA, Cl. A	$470,500	$1,713,006
82,000	Copart Inc.†	181,043	3,533,380
6,200	Costco Wholesale Corp.	283,039	3,502,752
86,100	CVS Health Corp.	2,890,791	6,011,502
44,600	Ingles Markets Inc., Cl. A	693,507	3,359,718
63,000	Seven & i Holdings Co. Ltd.	1,897,136	2,468,315
3,000	The Home Depot Inc.	83,470	906,480
75,000	Walgreens Boots Alliance Inc.	2,325,665	1,668,000
1,000	Walmart Inc.	43,340	159,930
		8,868,491	23,323,083
	Specialty Chemicals — 1.0%
2,700	Albemarle Corp.	27,305	459,108
2,500	Ashland Inc.	58,813	204,200
2,200	FMC Corp.	57,788	147,334
43,000	H.B. Fuller Co.	888,240	2,950,230
2,000	NewMarket Corp.	7,719	910,080
600	Quaker Chemical Corp.	6,478	96,000
		1,046,343	4,766,952
	Telecommunications — 3.8%
105,000	BCE Inc.	2,004,577	4,007,850
190,000	Deutsche Telekom AG, ADR.	2,540,248	3,982,400
14,000	Orange SA, ADR	160,021	160,860
70,000	Telefonica SA, ADR	293,673	284,900
228,500	Telephone and Data Systems Inc.	3,799,565	4,183,835
94,000	TELUS Corp.	713,431	1,535,960
154,000	Verizon Communications Inc.	5,199,286	4,991,140
		14,710,801	19,146,945
	Transportation — 2.1%
97,000	GATX Corp.	3,095,584	10,556,510

	Wireless Communications — 0.2%
80,000	BT Group plc, Cl. A	214,864	113,909
40,000	Telesat Corp., New York†	372,453	572,000
20,000	Turkcell Iletisim Hizmetleri A/S, ADR†	91,562	94,600
5,000	United States Cellular Corp.†	88,375	214,850
		767,254	995,359
	TOTAL COMMON STOCKS	187,867,793	493,377,223
Shares		Cost	Market Value
	WARRANTS — 0.0%
	Retail — 0.0%
28,000	Cie Financiere Richemont SA, expire 11/22/23†	$0	$20,794

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.2%
$1,125,000	U.S. Treasury Bill,
	5.379%††, 12/28/23	1,110,403	1,110,577

	TOTAL INVESTMENTS — 99.4%	$188,978,196	494,508,594

	Other Assets and Liabilities (Net) — 0.6%		2,957,521

	NET ASSETS — 100.0%		$497,466,115

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Investments, at value (cost $188,978,196)	$494,508,594
Cash	61,831
Receivable for Fund shares sold	2,138,179
Receivable for investments sold	394,437
Dividends and interest receivable	1,567,706
Prepaid expenses	35,958
Total Assets	498,706,705
Liabilities:
Payable for Fund shares redeemed	562,266
Payable for investment advisory fees	427,709
Payable for distribution fees	92,234
Payable for accounting fees	7,500
Other accrued expenses	150,881
Total Liabilities	1,240,590
Net Assets
(applicable to 71,254,483 shares outstanding)	$497,466,115

Net Assets Consist of:
Paid-in capital	$196,285,777
Total distributable earnings	301,180,338
Net Assets	$497,466,115

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($227,247,903 ÷ 31,151,834 shares outstanding; 150,000,000 shares authorized)	$7.29
Class A:
Net Asset Value and redemption price per share ($114,513,452 ÷ 15,995,807 shares outstanding; 50,000,000 shares authorized)	$7.16
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.60
Class C:
Net Asset Value and offering price per share ($607,715 ÷ 70,863 shares outstanding; 50,000,000 shares authorized)	$8.58	(a)
Class C1:
Net Asset Value and redemption price per share ($21,071,225 ÷ 8,471,133 shares outstanding; 50,000,000 shares authorized)	$2.49	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($134,025,820 ÷ 15,564,846 shares outstanding; 50,000,000 shares authorized)	$8.61

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $307,620)	$11,471,561
Interest	989,690
Total Investment Income	12,461,251
Expenses:
Investment advisory fees	5,371,936
Distribution fees - Class AAA	624,175
Distribution fees - Class A	282,917
Distribution fees - Class C	989
Distribution fees - Class C1	289,695
Shareholder services fees	349,057
Legal and audit fees	180,808
Shareholder communications expenses	105,766
Custodian fees	89,089
Registration expenses	65,587
Directors’ fees	48,081
Accounting fees	45,000
Interest expense	5,602
Miscellaneous expenses	60,114
Total Expenses	7,518,816
Less:
Expenses paid indirectly by broker (See Note 6)	(7,747)
Net Expenses	7,511,069
Net Investment Income	4,950,182

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	40,671,936
Net realized gain on foreign currency transactions	2,430,397
Net realized gain on investments and foreign currency transactions	43,102,333
Net change in unrealized appreciation/depreciation:
on investments	11,153,019
on foreign currency translations	9,489
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,162,508
Net Realized and Unrealized Gain on Investments and Foreign Currency	54,264,841
Net Increase in Net Assets Resulting from Operations	$59,215,023

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$4,950,182	$3,158,103
Net realized gain on investments and foreign currency transactions	43,102,333	44,877,858
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,162,508	(100,609,026)
Net Increase/(Decrease) in Net Assets Resulting from Operations	59,215,023	(52,573,065)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(21,408,216)	(22,272,154)
Class A	(9,925,480)	(8,652,015)
Class C	(23,419)	—
Class C1	(6,357,512)	(7,436,270)
Class I	(10,928,078)	(9,375,536)
	(48,642,705)	(47,735,975)
Return of capital
Class AAA	(29,821,849)	(25,806,376)
Class A	(14,580,547)	(10,503,964)
Class C	(33,597)	—
Class C1	(5,018,493)	(5,196,111)
Class I	(16,447,112)	(12,186,613)
	(65,901,598)	(53,693,064)
Total Distributions to Shareholders	(114,544,303)	(101,429,039)

Capital Share Transactions:
Class AAA	19,288,612	6,853,900
Class A	32,868,398	26,476,191
Class C	699,312	—
Class C1	(3,091,637)	(3,093,552)
Class I	16,984,005	28,598,222

Net Increase in Net Assets from Capital Share Transactions	66,748,690	58,834,761

Redemption Fees	204	428

Net Increase/(Decrease) in Net Assets	11,419,614	(95,166,915)

Net Assets:
Beginning of year	486,046,501	581,213,416
End of year	$497,466,115	$486,046,501

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2023	$8.09	$0.08		$0.91	$0.99	$(0.08)	$(0.67)	$(1.04)	$(1.79)	$0.00	$7.29	11.92%	$227,248	0.89%		1.43%		5%
2022	10.85	0.06		(1.01)	(0.95)	(0.06)	(0.78)	(0.97)	(1.81)	0.00	8.09	(10.08)	230,926	0.56		1.42		1
2021	10.04	0.07		3.00	3.07	(0.08)	(1.24)	(0.94)	(2.26)	0.00	10.85	31.32	297,369	0.64		1.42		1
2020	13.61	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	10.04	0.93	272,980	0.75	(e)	1.45		0 (f)
2019	19.09	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.61	(1.09)	377,589	0.76		1.45		1
Class A
2023	$7.96	$0.07		$0.91	$0.98	$(0.08)	$(0.67)	$(1.03)	$(1.78)	$0.00	$7.16	11.94%	$114,513	0.90%		1.43%		5%
2022	10.69	0.06		(0.99)	(0.93)	(0.06)	(0.77)	(0.97)	(1.80)	0.00	7.96	(10.05)	95,186	0.57		1.42		1
2021	9.92	0.08		2.95	3.03	(0.08)	(1.24)	(0.94)	(2.26)	0.00	10.69	31.31	98,631	0.65		1.42		1
2020	13.49	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	9.92	0.95	69,201	0.75	(e)	1.45		0 (f)
2019	18.97	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.49	(1.08)	72,778	0.76		1.45		1
Class C
2023(g)	$9.52	$0.01		$0.16	$0.17	$(0.07)	$(0.55)	$(0.49)	$(1.11)	$0.00	$8.58	1.67%	$608	0.24	%(h)	2.29	%(h)	5%
Class C1
2023	$3.41	$0.00	(b)	$0.42	$0.42	$(0.07)	$(0.67)	$(0.60)	$(1.34)	$0.00	$2.49	11.34%	$21,071	0.13%		2.18%		5%
2022	5.24	(0.01)		(0.42)	(0.43)	(0.04)	(0.78)	(0.58)	(1.40)	0.00	3.41	(10.84)	31,620	(0.21)		2.17		1
2021	5.81	(0.01)		1.70	1.69	(0.05)	(1.24)	(0.97)	(2.26)	0.00	5.24	30.29	51,140	(0.12)		2.17		1
2020	9.48	0.00	(b)(e)	(0.02)	(0.02)	(0.06)	(2.39)	(1.20)	(3.65)	0.00	5.81	0.27	53,605	0.00	(e)(i)	2.20		0 (f)
2019	15.03	(0.00	)(b)	(0.32)	(0.32)	(0.05)	(3.72)	(1.46)	(5.23)	0.00	9.48	(1.87)	100,467	(0.00	)(i)	2.20		1
Class I
2023	$9.36	$0.12		$1.04	$1.16	$(0.09)	$(0.67)	$(1.15)	$(1.91)	$0.00	$8.61	12.19%	$134,026	1.14%		1.18%		5%
2022	12.35	0.10		(1.17)	(1.07)	(0.08)	(0.77)	(1.06)	(1.92)	0.00	9.36	(9.81)	128,315	0.81		1.17		1
2021	11.15	0.12		3.34	3.46	(0.11)	(1.24)	(0.91)	(2.26)	0.00	12.35	31.71	134,073	0.89		1.17		1
2020	14.68	0.14	(e)	(0.02)	0.12	(0.14)	(2.39)	(1.12)	(3.65)	0.00	11.15	1.14	130,903	1.00	(e)	1.20		0 (f)
2019	20.13	0.19		(0.41)	(0.22)	(0.19)	(3.72)	(1.32)	(5.23)	0.00	14.68	(0.86)	208,893	1.00		1.20		1

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense during all fiscal years presented. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.42%, 1.41%, 1.41%, 1.42%, and 1.40% (Class AAA and Class A), 2.17%, 2.16%, 2.16%, 2.17%, and 2.15% (Class C1), 1.17%, 1.16%, 1.16%, 1.17%, and 1.15% (Class I), and 2.29% (Class C), respectively.
(e)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amounts would have been $0.09 (Class AAA and Class A), $(0.01) (Class C), and $0.13 (Class I), respectively, and the net investment income (loss) ratio would have been 0.68% (Class AAA and Class A), (0.07)% (Class C), and 0.93% (Class I), respectively.
(f)	Amount represents less than 0.5%.
(g)	Class C commenced on June 1, 2023.
(h)	Annualized.
(i)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

14

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Electronics	$10,239,070	$532,388	$10,771,458
Retail	21,610,077	1,713,006	23,323,083
Other Industries (a)	459,282,682	—	459,282,682
Total Common Stocks	491,131,829	2,245,394	493,377,223
Warrants (a)	20,794	—	20,794
U.S. Government Obligations	—	1,110,577	1,110,577
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$491,152,623	$3,355,971	$494,508,594

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2023 or September 30, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2023, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2023, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to prior year post financial statement adjustments, and the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2023, reclassifications were made to decrease paid-in capital by $130,028, with an offsetting adjustment to total distributable earnings.

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022*
Distributions paid from:
Ordinary income	$5,241,338	$3,432,763
Net long term capital gains	43,401,367	44,793,364
Return of capital	65,901,598	53,693,064
Total distributions paid*	$114,544,303	$101,919,191

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$301,467,320
Qualified late year loss deferrals*	(286,982)
Total	$301,180,338

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2023, the Fund elected to defer $33,684 of late year ordinary losses and $253,298 of late year short term capital gain losses.

At September 30, 2023, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$193,036,819	$315,119,820	$(13,648,045)	$301,471,775

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class C1 Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2023, other than short term securities and U.S. Government obligations, aggregated $23,988,200 and $63,930,069, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2023, the Fund paid $7,857 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $181,813 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,747.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2023, the Fund accrued $45,000, in connection with the cost of computing the Fund’s NAV.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2023, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the four days of borrowings during the fiscal year ended September 30, 2023 was $5,317,500 with a weighted average interest rate of 4.41%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2023 was $5,493,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. On March 13, 2023, Class C shares were renamed Class C1 shares, and effective March 15 through May 30, 2023, the Fund temporarily reopened its Class C1 shares to purchases by new investors. Effective March 15 through May 30, 2023, the Fund temporarily reopened its Class C1 shares to new investors. After May 30, 2023, neither new nor existing shareholders may purchase additional C1 shares. Class C shares were issued after May 30, 2023. These changes have no effect on existing Class C1 shareholders’ ability to redeem these shares. Class AAA and Class I shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,174,663	$10,172,938	645,461	$6,748,143
Shares issued upon reinvestment of distributions	6,147,305	49,649,725	4,931,483	46,611,265
Shares redeemed	(4,706,054)	(40,534,051)	(4,439,438)	(46,505,508)
Net increase	2,615,914	$19,288,612	1,137,506	$6,853,900
Class A
Shares sold	4,258,757	$36,060,183	3,034,549	$31,417,004
Shares issued upon reinvestment of distributions	2,979,277	23,521,783	1,968,136	18,209,199
Shares redeemed	(3,201,866)	(26,713,568)	(2,267,796)	(23,150,012)
Net increase	4,036,168	$32,868,398	2,734,889	$26,476,191
Class C*
Shares sold	78,914	$783,387	—	—
Shares issued upon reinvestment of distributions	6,499	57,017	—	—
Shares redeemed	(14,550)	(141,092)	—	—
Net increase	70,863	$699,312	—	—
Class C1
Shares sold	238,073	$769,577	1,055,129	$5,423,547
Shares issued upon reinvestment of distributions	3,538,227	11,034,199	2,813,019	12,443,798
Shares redeemed	(4,569,461)	(14,895,413)	(4,363,620)	(20,960,897)
Net decrease	(793,161)	$(3,091,637)	(495,472)	$(3,093,552)
Class I
Shares sold	3,283,389	$33,307,281	3,822,498	$42,274,555
Shares issued upon reinvestment of distributions	2,861,760	26,958,291	1,978,810	21,251,482
Shares redeemed	(4,294,132)	(43,281,567)	(2,943,248)	(34,927,815)
Net increase	1,851,017	$16,984,005	2,858,060	$28,598,222

*	Class C shares were first offered on May 31, 2023.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Equity Income Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2023

22

The Gabelli Equity Income Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

23

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1991	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director 1944	Since 2019	12	Former Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director 1935	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director 1939	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris[6] Director 1934	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

24

The Gabelli Equity Income Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2001	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

25

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

26

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

THE GABELLI EQUITY INCOME FUND

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income distributions totaling $0.0788, $0.0793, $0.0676, $0.0699, and $0.0941 for each of Class AAA, Class A, Class C1, Class C, and Class I, respectively, and long term capital gains totaling $43,401,367, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2023, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 7.57% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2023 which was derived from U.S. Treasury securities was 7.57%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of September 30, 2023 was 0.2%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

THE GABELLI EQUITY INCOME FUND

Annual Report
September 30, 2023

GABELLI FUNDS

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Former Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer,
Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST Asset Manager Solutions, Inc.

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q323AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2023

To Our Shareholders,

For the fiscal year ended September 30, 2023, the net asset value (NAV) total return per Class AAA Share of The Gabelli Small Cap Growth Fund was 22.7% compared with a total return of 10.1% for the Standard & Poor’s (S&P) SmallCap 600 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the summary schedule of investments, as of September 30, 2023.

Investment Objective and Strategy (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst®. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management modifications or restructurings, the sale of assets or the business, in its entirety, or industry adjustments such as regulation revisions or changes in competition.

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund’s initial investment.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During this Fund’s fiscal year ended September 30, 2023, the higher performing stocks in (y)our portfolio included Lennar Corporation (2.4% of net assets as of September 30, 2023), Crane NXT Co. (0.8%), and AMETEK Inc. (3.7%). Lennar Corporation, based in Florida, is one of the largest residential home builders in the U.S. Lennar’s operations include the construction and sale of single-family attached and detached homes and the purchase, development, and sale of residential land. Driven by continued Federal Reserve rate increases, net earnings and sales price per home have declined year over year, which has been offset by increased home deliveries and cost reductions. An additional high performer was Crane NXT Co. The company was formed in 2023 by the dissolution of Crane Holdings Company into two separate, publicly traded companies: Crane NXT and Crane Company. Crane NXT Co. is a pioneer in advanced, proprietary micro-optics technology for securing physical products, and its sophisticated electronic equipment and associated software leverages proprietary core capabilities with detection and sensing technologies. AMETEK Inc. was another high performer in fiscal 2023. AMETEK Inc. is a diversified supplier of highly engineered equipment used in a broad array of industrial end markets. The company offers a diverse product portfolio including test and measurement, metrology, and precision motion control equipment, in addition to specialty materials and aftermarket services.

Detractors from performance over the fiscal year included Kaman Corporation (0.8%), and Globus Medical Inc. (0.7%). Kaman Corporation is an American company and leading innovator in the aerospace industry, serving commercial and military customers around the world. Globus Medical Inc. is a medical device company that develops, manufactures, and distributes musculoskeletal device solutions.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through September 30, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (10/22/91)
Class AAA (GABSX)	22.70%	5.96%	7.55%	9.35%	11.51%
S&P SmallCap 600 Index (c)	10.08	3.21	8.15	9.55	N/A
Lipper Small-Cap Core Funds Average (c)	12.07	4.09	7.31	8.83	N/A
Class A (GCASX) (d)	22.72	5.95	7.55	9.35	11.51
With sales charge (e)	15.66	4.71	6.92	8.92	11.30
Class C (GCCSX) (d)	21.79	5.16	6.75	8.53	11.00
With contingent deferred sales charge (f)	20.79	5.16	6.75	8.53	11.00
Class I (GACIX) (d)	23.02	6.22	7.82	9.62	11.65

(a)	The Fund’s fiscal year ends September 30.
(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The S&P SmallCap 600 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The inception date of the index is December 31, 1994. The Lipper Small-Cap Core Funds Average reflects the average performance of mutual funds classified in this particular category. The inception date of the index is December 31, 1991. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated June 1, 2023, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. See page 12 for the expense ratios for the year ended September 30, 2023. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND S&P SMALLCAP 600 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	22.70%	5.96%	7.55%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2023 through September 30, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2023.

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,012.00	1.38%	$6.96
Class A	$1,000.00	$1,012.00	1.38%	$6.96
Class C	$1,000.00	$1,008.00	2.13%	$10.72
Class I	$1,000.00	$1,013.20	1.13%	$5.70
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$6.98
Class A	$1,000.00	$1,018.15	1.38%	$6.98
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$5.72

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2023:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	18.7%
Diversified Industrial	12.4%
Building and Construction	6.8%
Retail	6.4%
Food and Beverage	5.5%
Financial Services	4.7%
Automotive: Parts and Accessories	4.5%
Hotels and Gaming	4.0%
Health Care	3.5%
Electronics	3.1%
Energy and Utilities	2.8%
Machinery	2.6%
Transportation	2.6%
U.S. Government Obligations	2.2%
Entertainment	2.1%
Business Services	2.1%
Real Estate	2.1%
Aviation: Parts and Services	2.0%
Specialty Chemicals	2.0%
Manufactured Housing and Recreational Vehicles	1.7%
Computer Software and Services	1.4%
Consumer Products	1.4%
Broadcasting	1.3%
Consumer Services	0.9%
Environmental Services	0.5%
Telecommunications	0.5%
Cable	0.4%
Publishing	0.4%
Automotive	0.4%
Home Furnishings	0.3%
Miscellaneous Investments	0.2%
Communications Equipment	0.1%
Wireless Communications	0.1%
Closed-End Funds	0.1%
Aerospace	0.1%
Agriculture	0.1%
Metals and Mining	0.1%
Other Assets and Liabilities (Net)	(0.1)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS* — 97.5%
	Aerospace — 0.1%
77,500	Various Securities	$915,672	$1,352,200

	Agriculture — 0.1%
66,000	Various Securities	1,012,309	891,020

	Automotive — 0.4%
530,000	Various Securities	2,602,270	5,736,360

	Automotive: Parts and Accessories — 4.4%
840,000	Brembo SpA	1,552,407	10,443,938
1,108,000	Dana Inc.	8,991,197	16,254,360
356,000	Modine Manufacturing Co.†	2,997,818	16,287,000
249,000	Strattec Security Corp.†(a)	4,804,355	5,751,900
627,722	Various Securities	4,248,631	20,366,910
		22,594,408	69,104,108
	Aviation: Parts and Services — 2.0%
670,500	Kaman Corp.	9,942,571	13,175,325
89,000	Moog Inc., Cl. A	1,052,574	10,053,440
138,700	Various Securities	2,063,533	8,309,310
		13,058,678	31,538,075
	Broadcasting — 1.3%
1,698,302	Various Securities	8,463,987	20,437,411

	Building and Construction — 6.8%
218,700	Herc Holdings Inc.	7,148,607	26,012,178
362,500	Lennar Corp., Cl. B	8,661,417	37,058,375
1,750	NVR Inc.†	1,203,399	10,435,775
733,900	Various Securities	6,934,743	32,433,122
		23,948,166	105,939,450
	Business Services — 2.1%
1,600,000	Trans-Lux Corp.†(a)	1,575,044	720,000
34,000	United Rentals Inc.	209,146	15,115,380
1,279,240	Various Securities	6,392,754	17,495,295
		8,176,944	33,330,675
	Cable — 0.4%
462,500	Various Securities	7,083,843	6,955,710

	Communications Equipment — 0.1%
150,000	Various Securities	1,857,239	2,145,000

	Computer Software and Services — 1.4%
31,000	Tyler Technologies Inc.†	61,675	11,970,340
436,800	Various Securities	2,269,390	10,062,517
		2,331,065	22,032,857
	Consumer Products — 1.4%
1,097,125	Various Securities	8,355,135	21,717,882

	Consumer Services — 0.9%
281,200	Rollins Inc.	262,454	10,497,196
Shares		Cost	Market Value
254,000	Various Securities	$1,514,413	$3,853,575
		1,776,867	14,350,771
	Diversified Industrial — 12.4%
355,000	Crane Co.	4,913,967	31,538,200
229,500	Crane NXT Co.	1,394,411	12,753,315
87,000	EnPro Industries Inc.	4,385,753	10,543,530
369,400	Griffon Corp.	3,086,092	14,654,098
915,000	Myers Industries Inc.	12,555,068	16,405,950
335,500	Textron Inc.	2,028,771	26,215,970
2,365,200	Various Securities	33,157,912	81,099,269
		61,521,974	193,210,332
	Electronics — 3.1%
110,000	Badger Meter Inc.	1,352,007	15,825,700
206,500	Bel Fuse Inc., Cl. A(a)	3,827,474	9,732,345
400,000	CTS Corp.	3,294,245	16,696,000
295,000	Various Securities	2,578,589	6,667,313
		11,052,315	48,921,358
	Energy and Utilities — 2.8%
1,680,000	RPC Inc.	681,607	15,019,200
575,600	Various Securities	11,590,806	28,442,208
		12,272,413	43,461,408
	Entertainment — 2.1%
1,081,624	Various Securities	16,177,306	33,650,288

	Environmental Services — 0.5%
59,000	Various Securities	532,967	8,408,090

	Equipment and Supplies — 18.7%
387,600	AMETEK Inc.	659,537	57,271,776
315,000	Core Molding Technologies Inc.†	624,161	8,974,350
189,000	Federal Signal Corp.	994,156	11,288,970
241,000	Flowserve Corp.	1,445,693	9,584,570
152,500	Franklin Electric Co. Inc.	594,728	13,607,575
424,000	Graco Inc.	2,289,467	30,901,120
491,000	Mueller Industries Inc.	12,055,821	36,903,560
167,200	Tennant Co.	2,789,395	12,397,880
740,000	The Gorman-Rupp Co.	11,286,239	24,346,000
1,624,003	Various Securities	18,694,826	87,613,864
		51,434,023	292,889,665
	Financial Services — 4.7%
674,000	KKR & Co. Inc.	2,722,550	41,518,400
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	5,000
2,365,418	Various Securities	24,981,619	32,306,228
		27,705,542	73,829,628
	Food and Beverage — 5.5%
240,000	Kikkoman Corp.	1,630,295	12,597,430
635,000	Maple Leaf Foods Inc.	11,018,968	12,202,098

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)
	Food and Beverage (Continued)
4,956,900	Various Securities	$25,910,626	$60,473,652
		38,559,889	85,273,180
	Health Care — 3.5%
216,000	Globus Medical Inc., Cl. A†	5,584,808	10,724,400
1,237,530	Various Securities	15,197,089	43,305,283
		20,781,897	54,029,683
	Home Furnishings — 0.3%
231,500	Various Securities	2,690,305	4,522,675

	Hotels and Gaming — 4.0%
140,000	Churchill Downs Inc.	562,239	16,245,600
241,000	Ryman Hospitality Properties Inc., REIT	3,795,317	20,070,480
6,709,872	Various Securities	14,163,998	25,857,506
		18,521,554	62,173,586
	Machinery — 2.6%
326,000	Astec Industries Inc.	11,354,454	15,357,860
1,415,000	CNH Industrial NV	3,631,392	17,121,500
401,700	Various Securities	6,542,280	8,264,739
		21,528,126	40,744,099
	Manufactured Housing and Recreational Vehicles — 1.7%
63,500	Cavco Industries Inc.†	1,236,391	16,869,410
205,500	Various Securities	1,897,491	10,420,068
		3,133,882	27,289,478
	Metals and Mining — 0.1%
140,000	Various Securities	529,906	818,843

	Publishing — 0.4%
816,050	Various Securities	5,281,230	6,583,900

	Real Estate — 2.1%
381,000	The St. Joe Co.	5,832,628	20,699,730
530,700	Various Securities	6,285,716	11,858,341
		12,118,344	32,558,071
	Retail — 6.4%
111,000	AutoNation Inc.†	1,763,898	16,805,400
304,000	Copart Inc.†	637,079	13,099,360
200,000	Ingles Markets Inc., Cl. A	2,545,477	15,066,000
157,000	Nathan’s Famous Inc	264,162	11,093,620
69,500	Penske Automotive Group Inc	1,013,547	11,610,670
482,250	Rush Enterprises Inc., Cl. B	2,275,116	21,841,102
368,223	Various Securities	4,668,973	10,984,257
		13,168,252	100,500,409
	Specialty Chemicals — 2.0%
245,000	H.B. Fuller Co.	2,718,585	16,809,450
Shares		Cost	Market Value
91,200	The General Chemical Group Inc.†(b)	$1,186	$0
216,100	Various Securities	2,599,661	13,793,939
		5,319,432	30,603,389
	Telecommunications — 0.5%
391,100	Various Securities	2,946,225	7,918,320

	Transportation — 2.6%
347,500	GATX Corp.	9,803,043	37,818,425
192,657	Various Securities	1,753,858	2,454,992
		11,556,901	40,273,417
	Wireless Communications — 0.1%
50,000	Various Securities	1,308,189	2,148,500

	TOTAL COMMON STOCKS	440,317,255	1,525,339,838

	CLOSED-END FUNDS* — 0.1%
188,229	Various Securities	2,574,402	1,549,657

	PREFERRED STOCKS* — 0.1%
	Automotive: Parts and Accessories — 0.1%
82,500	Various Securities	563,490	2,475,392

	RIGHTS* — 0.0%
	Communications Equipment — 0.0%
60,500	Various Securities	0	139,465

	WARRANTS* — 0.0%

	Business Services — 0.0%
1	Internap Corp., expires 05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
140,000	Various Securities	95,648	44,800
	TOTAL WARRANTS	95,648	45,452

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS* — 2.2%
$19,065,000	U.S. Treasury Bills,
	5.276% to 5.465%††, 10/05/23 to 03/14/24	18,910,598	18,914,018

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2023

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS* (Continued)
$15,275,000	Various Securities	$15,144,190	$15,146,312

	TOTAL U.S. GOVERNMENT OBLIGATIONS	34,054,788	34,060,330

	TOTAL MISCELLANEOUS INVESTMENTS— 0.2%(c)	3,261,921	2,509,370

	TOTAL INVESTMENTS — 100.1%	$480,867,504	1,566,119,504

	Other Assets and Liabilities (Net) — (0.1)%		(2,096,179)

	NET ASSETS — 100.0%		$1,564,023,325

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, or affiliated or Level 3 securities, if any.

*	“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or Level 3 securities, if any, as of September 30, 2023. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.
(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Represents undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Investments, at value (cost $470,660,631)	$1,549,915,259
Investments in affiliates, at value (cost $10,206,873)	16,204,245
Cash	109,782
Foreign currency, at value (cost $89,482)	89,074
Receivable for Fund shares sold	551,221
Receivable for investments sold	152,056
Dividends and interest receivable	1,420,050
Prepaid expenses	48,205
Total Assets	1,568,489,892
Liabilities:
Payable for investments purchased	1,636,416
Payable for Fund shares redeemed	898,305
Payable for investment advisory fees	1,314,292
Payable for distribution fees	239,619
Payable for accounting fees	7,500
Other accrued expenses	370,435
Total Liabilities	4,466,567
Net Assets
(applicable to 38,299,853 shares outstanding)	$1,564,023,325

Net Assets Consist of:
Paid-in capital	$371,411,561
Total distributable earnings	1,192,611,764
Net Assets	$1,564,023,325

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($899,375,717 ÷ 22,201,638 shares outstanding; 150,000,000 shares authorized)	$40.51
Class A:
Net Asset Value and redemption price per share ($118,556,896 ÷ 2,930,165 shares outstanding; 50,000,000 shares authorized)	$40.46
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$42.93
Class C:
Net Asset Value and offering price per share ($28,818,447 ÷ 957,709 shares outstanding; 50,000,000 shares authorized)	$30.09	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($517,272,265 ÷ 12,210,341 shares outstanding; 50,000,000 shares authorized)	$42.36

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2023

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $277,617)	$23,445,434
Dividends - affiliated	50,502
Interest	661,750
Total Investment Income	24,157,686
Expenses:
Investment advisory fees	15,935,591
Distribution fees - Class AAA	2,300,969
Distribution fees - Class A	300,483
Distribution fees - Class C	345,316
Shareholder services fees	1,240,014
Shareholder communications expenses	291,839
Custodian fees	175,368
Directors’ fees	141,859
Registration expenses	82,508
Legal and audit fees	81,289
Interest expense	68,649
Accounting fees	45,000
Miscellaneous expenses	130,063
Total Expenses	21,138,948
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(65,517)
Expenses paid indirectly by broker (See Note 6)	(20,643)
Total Reductions	(86,160)
Net Expenses	21,052,788
Net Investment Income	3,104,898

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	152,950,846
Net realized gain on investments - affiliated	91,142
Net realized loss on foreign currency transactions	(12,352)
Net realized gain on investments and foreign currency transactions	153,029,636
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	152,830,686
on investments - affiliated	4,630,446
on foreign currency translations	34,500
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	157,495,632
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	310,525,268
Net Increase in Net Assets Resulting from Operations	$313,630,166

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Operations:
Net investment income	$3,104,898	$1,881,684
Net realized gain on investments and foreign currency transactions	153,029,636	154,317,012
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	157,495,632	(448,165,801)
Net Increase/(Decrease) in Net Assets Resulting from Operations	313,630,166	(291,967,105)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(78,244,179)	(133,745,388)
Class A	(10,316,268)	(17,235,275)
Class C	(3,309,037)	(10,378,509)
Class I	(46,912,815)	(79,705,424)
Total Distributions to Shareholders	(138,782,299)	(241,064,596)

Capital Share Transactions:
Class AAA	591,787	44,158,782
Class A	1,334,405	9,841,866
Class C	(10,408,315)	(13,302,976)
Class I	(9,319,216)	(123,739)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(17,801,339)	40,573,933

Redemption Fees	2,662	390

Net Increase/(Decrease) in Net Assets	157,049,190	(492,457,378)

Net Assets:
Beginning of year	1,406,974,135	1,899,431,513
End of year	$1,564,023,325	$1,406,974,135

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses(d)(e)(f)	Portfolio Turnover Rate
Class AAA
2023	$36.11	$0.05	$7.96	$8.01	$(0.01)	$(3.60)	$(3.61)	$0.00	$40.51	22.70%	$899,376	0.13%	1.39%	1%
2022	49.61	0.02	(7.13)	(7.11)	(0.05)	(6.34)	(6.39)	0.00	36.11	(17.07)	798,836	0.05	1.39	1
2021	43.30	0.04	15.83	15.87	—	(9.56)	(9.56)	0.00	49.61	42.16	1,054,894	0.09	1.38	1
2020	53.92	0.04	(0.63)	(0.59)	(0.07)	(9.96)	(10.03)	0.00	43.30	(2.08)	884,341	0.08	1.41	0	(g)
2019	59.61	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.92	(5.72)	1,243,608	0.06	1.39	1
Class A
2023	$36.06	$0.05	$7.95	$8.00	$0.00 (c)	$(3.60)	$(3.60)	$0.00	$40.46	22.72%	$118,557	0.13%	1.39%	1%
2022	49.56	0.02	(7.13)	(7.11)	(0.05)	(6.34)	(6.39)	0.00	36.06	(17.08)	104,317	0.04	1.39	1
2021	43.26	0.04	15.82	15.86	—	(9.56)	(9.56)	0.00	49.56	42.17	134,005	0.08	1.38	1
2020	53.89	0.05	(0.64)	(0.59)	(0.08)	(9.96)	(10.04)	0.00	43.26	(2.08)	110,975	0.11	1.41	0	(g)
2019	59.58	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.89	(5.73)	170,189	0.06	1.39	1
Class C
2023	$27.02	$(0.19)	$5.95	$5.76	$—	$(2.69)	$(2.69)	$0.00	$30.09	21.79%	$28,818	(0.64)%	2.14%	1%
2022	38.86	(0.24)	(5.26)	(5.50)	—	(6.34)	(6.34)	0.00	27.02	(17.69)	35,068	(0.72)	2.14	1
2021	35.95	(0.24)	12.71	12.47	—	(9.56)	(9.56)	0.00	38.86	41.10	66,467	(0.64)	2.13	1
2020	46.63	(0.24)	(0.48)	(0.72)	—	(9.96)	(9.96)	0.00	35.95	(2.80)	75,505	(0.65)	2.16	0	(g)
2019	52.16	(0.32)	(3.08)	(3.40)	—	(2.13)	(2.13)	0.00	46.63	(6.44)	141,522	(0.69)	2.14	1
Class I
2023	$37.76	$0.16	$8.32	$8.48	$(0.11)	$(3.77)	$(3.88)	$0.00	$42.36	23.02%	$517,272	0.38%	1.14%	1%
2022	51.62	0.13	(7.47)	(7.34)	(0.18)	(6.34)	(6.52)	0.00	37.76	(16.88)	468,753	0.29	1.14	1
2021	44.62	0.17	16.39	16.56	—	(9.56)	(9.56)	0.00	51.62	42.51	644,066	0.34	1.13	1
2020	55.29	0.15	(0.64)	(0.49)	(0.22)	(9.96)	(10.18)	0.00	44.62	(1.83)	568,065	0.34	1.16	0	(g)
2019	61.09	0.17	(3.59)	(3.42)	(0.25)	(2.13)	(2.38)	0.00	55.29	(5.50)	890,889	0.32	1.14	1

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity throughout the period, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(e)	Ratio of operating expenses includes advisory fee reduction on unsupervised assets totaling 0.01% of net assets for the fiscal year ended September 30, 2020. For the years ended September 30, 2023, 2022, 2021, and 2019, there was no impact on the expense ratios.
(f)	The Fund incurred interest expense during all the fiscal years presented. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.38%, 1.38%, 1.37%, 1.39%, and 1.38% (Class AAA and Class A), 2.13%, 2.13%, 2.12%, 2.14%, and 2.13% (Class C), and 1.13%, 1.13%, 1.12%, 1.14%, and 1.13% (Class I).
(g)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on October 22, 1991. The Adviser currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 09/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$69,104,104	$4	—	$69,104,108
Aviation: Parts and Services	31,172,675	365,400	—	31,538,075
Building and Construction	105,936,450	3,000	—	105,939,450
Business Services	33,124,150	509,525	—	33,633,675
Consumer Products	21,218,615	499,267	—	21,717,882
Consumer Services	14,125,786	224,985	—	14,350,771
Diversified Industrial	192,528,032	814,450	—	193,342,482
Equipment and Supplies	289,917,640	2,972,025	—	292,889,665
Financial Services	74,610,801	28,927	$5,000	74,644,728
Hotels and Gaming	58,337,336	3,836,250	—	62,173,586
Manufactured Housing and Recreational Vehicles	25,124,265	2,165,213	—	27,289,478
Real Estate	31,446,071	1,112,000	—	32,558,071
Retail	99,761,496	738,913	—	100,500,409
Specialty Chemicals	30,603,389	—	—	30,603,389
Other Industries (b)	437,563,439	—	—	437,563,439
Total Common Stocks	1,514,574,249	13,269,959	5,000	1,527,849,208
Closed-End Funds	1,549,657	—	—	1,549,657
Preferred Stocks (b)	2,475,392	—	—	2,475,392
Rights (b)	—	139,465	—	139,465
Warrants (b)	44,800	—	652	45,452
U.S. Government Obligations	—	34,060,330	—	34,060,330
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,518,644,098	$47,469,754	$5,652	$1,566,119,504

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the fiscal year ended September 30, 2023, the Fund did not have transfers into or out of Level 3. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2023, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

primarily due to differing treatments of income and gains as determined under the GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2023, reclassifications were made to increase paid-in capital by $9,639,973, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	Year Ended September 30, 2023*	Year Ended September 30, 2022*
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,325,442	$3,571,562
Net long term capital gains	146,113,135	246,311,919
Total distributions paid	$148,438,577	$249,883,482

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$3,567,934
Undistributed long term capital gains	123,175,271
Net unrealized appreciation on investments and foreign currency translations	1,065,868,559
Total	$1,192,611,764

At September 30, 2023, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments on investments in partnerships, and tax basis adjustments on investments in real estate investment trusts.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$500,234,201	$1,118,549,693	$(52,664,390)	$1,065,885,303

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2023, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $65,517.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2023, other than short term securities and U.S. Government obligations, aggregated $20,701,824 and $216,663,264, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2023, the Fund paid $34,858 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $16,357 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $20,643.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2023, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2023, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during thefiscal year endedSeptember 30, 2023 was $4,099,247 with a weighted average interest rate of 4.99%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2023 was $10,818,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,459,702	$59,287,899	1,183,539	$52,061,933
Shares issued upon reinvestment of distributions	1,968,082	75,790,825	2,817,801	129,196,144
Shares redeemed	(3,350,834)	(134,486,937)	(3,140,556)	(137,099,295)
Net increase	76,950	$591,787	860,784	$44,158,782
Class A
Shares sold	386,753	$15,677,854	412,514	$18,248,925
Shares issued upon reinvestment of distributions	253,242	9,739,703	353,484	16,189,558
Shares redeemed	(602,502)	(24,083,151)	(577,265)	(24,596,617)
Net increase	37,493	$1,334,406	188,733	$9,841,866
Class C
Shares sold	72,924	$2,251,044	58,394	$1,979,388
Shares issued upon reinvestment of distributions	114,578	3,297,561	298,257	10,298,825
Shares redeemed	(527,702)	(15,956,920)	(769,124)	(25,581,189)
Net decrease	(340,200)	$(10,408,315)	(412,473)	$(13,302,976)
Class I
Shares sold	1,930,594	$82,465,637	1,392,147	$62,940,445
Shares issued upon reinvestment of distributions	1,139,763	45,807,093	1,620,237	77,544,528
Shares redeemed	(3,272,433)	(137,591,946)	(3,077,613)	(140,608,712)
Net decrease	(202,076)	$(9,319,216)	(65,229)	$(123,739)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2023 is set forth below:

	Market Value at September 30, 2022	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change In Unrealized Appreciation	Market Value at September 30, 2023	Dividend Income	Percent Owned of Shares
Bel Fuse Inc., Cl. A	$5,911,425	—	$242,672	$92,631	$3,970,961	$9,732,345	$50,502	10.00%
Strattec Security Corp.†	5,109,728	$64,127	—	—	578,045	5,751,900	—	6.00%
Trans-Lux Corp.†	640,960	—	911	(1,489)	81,440	720,000	—	12.00%
Total				$91,142	$4,630,446	$16,204,245	$50,502

†	Non-income producing security.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2023

The Gabelli Small Cap Growth Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 17, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1991	31	Chair, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director 1944	Since 2019	12	Former Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director 1935	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director 1939	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris[6] Director 1934	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2001	35	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI SMALL CAP GROWTH FUND

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.0164, $0.0157, $0.0086, and $0.1245 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $146,113,135, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2023, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.31% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term capital gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2023 which was derived from U.S. Treasury securities was 0.22%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of September 30, 2023 was 2.2%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Former Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer,
Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST Asset Manager Solutions, Inc.

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q323AR

GABELLI
FUNDS

THE GABELLI SMALL CAP GROWTH FUND

Annual Report
September 30, 2023

The Gabelli Focused Growth and Income Fund Annual Report — September 30, 2023
Daniel M. Miller Portfolio Manager GAMCO Investors BS, University of Miami

To Our Shareholders,

For the fiscal year ended September 30, 2023, the net asset value (NAV) total return per Class I Share of The Gabelli Focused Growth and Income Fund was 7.0% compared with a total return of 13.1% for the Lipper Equity Income Fund Average. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2023.

Investment Objective and Strategy (Unaudited)

The Gabelli Focused Growth and Income Fund is a concentrated, actively managed strategy. The Fund invests in a global portfolio of common and preferred equities, REITs, bonds, and other securities that have the potential for capital appreciation while emphasizing a high level of current net investment income. The Fund has a managed monthly distribution, currently set at $0.06 per share.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In Q4 2022, the stock market had terrific gains as investors anticipated a slower Federal Reserve tightening policy and cooling inflation. The first half of 2023, despite challenges like the ongoing Russia and Ukraine conflict, rising commodity prices, and significant bank failures in the U.S., was largely positive. Q3 2023, on the other hand, proved more challenging as investors shifted their outlook due to rising bond yields, stalling disinflation, and an uncertain global economic outlook. Throughout 2023, the Fed’s rate hikes pressured stocks significantly.

By the end of Q3 2023, 10-year treasury yields reached 4.6%, up nearly 18% from 3.9% at the year’s start. This high return scenario in a risk free asset made stocks less compelling to short term investors. While inflation cooled down through Q4 2022 and H1 2023, showing a positive trajectory from a peak of 9.1% in 2022 to 3% in June 2023, it reversed in Q3 2023 with September’s CPI index reaching upwards of 3.7%. Given the Fed’s 2% target, rising inflation could trigger further interest rate hikes, driving treasury yields higher and affecting the broader market vs. fixed income alternatives risk reward analysis.

Despite the challenging macro environment, positives include the near real time low unemployment rate of 3.8%, resilient U.S. consumers, pricing power demonstrated by consumer branded goods companies in attractive categories, and substantial future growth opportunities from a value standpoint.

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance. The Fund is driven more by the results of the companies selected rather than the movement of the overall market. To this effect, the Gabelli Focused Growth and Income Fund had a positive return every quarter in the fiscal year except for Q3, where, it is worth noting that a single positions contribution, NextEra Energy Partners LP accounted for the entirety of the decline. While continued increases in interest rates over the past year have created significant consternation for investors in fixed income securities, historically dividend paying securities outperform in defensive periods while also providing a cushion in steep market declines. We continue to believe that organizations with robust and consistent cash flows are well equipped to flourish in the current environment.

Some of the better performing investments during the fiscal year were: Apollo Global Management Inc., (5.9% of net assets as of September 30, 2023), which engages in credit, private equity, and real estate investments and continues to benefit from an array of high quality assets and a strong growth relating to their lending activities and fee revenues; AbbVie Inc. (2.1%), the pharmaceutical research and development company that has continued to show strong performance and rising revenues from their immunology portfolio; and Blackstone Mortgage Trust Inc., (7.4%), a REIT that originates senior loans collateralized by commercial properties in North America, Europe, and Australia. It traded below book value for the better part of the year despite 95% of its loans performing according to expectations and reporting strong quarterly earnings.

A few of our weaker performers during the fiscal year included: NextEra Energy Partners LP (5.1%), a company that primarily operates high quality renewable projects with credit worthy counterparties. They announced a decision to forgo an additional asset drop-down in the fourth quarter, and thus lower the distribution growth rate to 5-8% from 12-15%. We believe the 14.5% current return on the $3.42 distribution per share is attractive, and the shares trade well below our revised Private Market Value (PMV) of $55 per share. Another detractor to performance this year was media conglomerate Qurate Retail Inc., 8%, 03/15/31 (5.2%), which continues to navigate a challenging operating environment but offers a very attractive $8 dividend yield that has been providing a great cushion against market declines.

We continue to position the portfolio toward high income producing securities. We appreciate your continued confidence and trust.

2

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through September 30, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	3 Year	5 Year	10 Year	Since Inception (12/31/02)
Class I (GWSIX)(c)	6.97%	11.63%	4.77%	3.74%	6.78%
Class AAA (GWSVX)	5.91	10.56	4.05	3.26	6.46
S&P MidCap 400 Index (d)	15.51	12.05	6.06	8.94	10.47
Lipper Equity Income Fund Average (d)	13.10	10.15	6.92	8.59	8.33
Class A (GWSAX)	6.53	10.78	4.20	3.32	6.52
With sales charge (e)	0.40	8.61	2.97	2.71	6.20
Class C (GWSCX)	5.17	9.76	3.30	2.50	5.70
With contingent deferred sales charge (f)	4.17	9.76	3.30	2.50	5.70

(a)	The Fund’s fiscal year ends September 30.
(b)	Returns would have been lower had the Adviser not reimbursed various expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares.
(d)	The S&P Midcap 400 Index is an index comprised of U.S. stocks in the middle capitalization range, which is generally considered to be between $200 million and $5 billion in market value. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated June 1, 2023, the expense ratios for Class AAA, A, C, and I Shares are 1.72%, 1.72%, 2.47%, and 1.47%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.72%, 1.25%, 2.47%, and 0.80%, respectively. See page 12 for the expense ratios for the year ended September 30, 2023. The contractual reimbursements are in effect through June 1, 2024. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUSED GROWTH AND INCOME FUND (CLASS AAA SHARES)

AND S&P MIDCAP 400 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	5.91%	4.05%	3.26%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Gabelli Focused Growth and Income Fund Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2023 through September 30, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2023.

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Focused Growth and Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,017.00	1.83%	$9.25
Class A	$1,000.00	$1,020.10	1.26%	$6.38
Class C	$1,000.00	$1,013.40	2.59%	$13.07
Class I	$1,000.00	$1,022.30	0.80%	$4.06
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.89	1.83%	$9.25
Class A	$1,000.00	$1,018.75	1.26%	$6.38
Class C	$1,000.00	$1,012.08	2.59%	$13.06
Class I	$1,000.00	$1,021.06	0.80%	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

6

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2023:

The Gabelli Focused Growth and Income Fund

Energy and Utilities	25.1%
Real Estate Investment Trusts	21.5%
Financial Services	13.9%
Telecommunications	5.7%
Retail	5.2%
U.S. Government Obligations	5.1%
Food and Beverage	4.9%
Health Care	4.3%
Diversified Industrial	3.5%
Building and Construction	2.3%
Computer Software and Services	2.0%
Metals and Mining	1.6%
Automotive: Parts and Accessories	1.5%
Entertainment	1.1%
Specialty Chemicals	0.9%
Other Assets and Liabilities (Net)	1.4%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

7

The Gabelli Focused Growth and Income Fund

Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 79.4%
	Automotive: Parts and Accessories — 1.5%
6,000	Aptiv plc†	$311,893	$591,540

	Building and Construction — 2.3%
7,500	Herc Holdings Inc.	144,069	892,050

	Computer Software and Services — 2.0%
6,150	Alphabet Inc., Cl. C†	182,408	810,878

	Energy and Utilities — 23.8%
173,819	Energy Transfer LP	1,175,147	2,438,681
100,000	Enterprise Products Partners LP	1,602,577	2,737,000
96,000	Kinder Morgan Inc.	1,013,347	1,591,680
19,000	New Fortress Energy Inc.	581,821	622,820
67,772	NextEra Energy Partners LP	2,776,944	2,012,828
		7,149,836	9,403,009
	Financial Services — 10.9%
26,000	Apollo Global Management Inc.	752,163	2,333,760
12,500	Morgan Stanley	525,580	1,020,875
84,571	New York Community Bancorp Inc.	716,368	959,035
		1,994,111	4,313,670
	Food and Beverage — 4.9%
47,500	Maple Leaf Foods Inc.	745,768	912,755
9,500	Mondelēz International Inc., Cl. A	388,723	659,300
4,500	Post Holdings Inc.†	101,078	385,830
		1,235,569	1,957,885
	Health Care — 4.3%
5,500	AbbVie Inc.	580,809	819,830
27,000	Option Care Health Inc.†	147,593	873,450
		728,402	1,693,280
	Metals and Mining — 1.6%
17,500	Newmont Corp.	731,431	646,625

	Real Estate Investment Trusts — 21.5%
134,667	Blackstone Mortgage Trust Inc., Cl. A	3,080,752	2,929,007
50,532	Franklin BSP Realty Trust Inc.	701,487	669,044
128,133	Medical Properties Trust Inc.	1,111,578	698,325
8,000	Simon Property Group Inc.	886,904	864,240
115,000	VICI Properties Inc.	1,944,451	3,346,500
		7,725,172	8,507,116
Shares		Cost	Market Value
	Specialty Chemicals — 0.9%
5,000	International Flavors & Fragrances Inc.	$314,964	$340,850

	Telecommunications — 5.7%
114,000	AT&T Inc.	1,757,004	1,712,280
4,000	GCI Liberty Inc., Escrow†	0	0
4,000	T-Mobile US Inc.	290,985	560,200
		2,047,989	2,272,480
	TOTAL COMMON STOCKS	22,565,844	31,429,383

	PREFERRED STOCKS — 13.0%
	Diversified Industrial — 3.5%
14,274	Babcock & Wilcox Enterprises Inc.,
	8.125%, 02/28/26	333,638	339,008
45,004	Steel Partners Holdings LP, Ser. A,
	6.000%, 02/07/26	929,628	1,047,693
		1,263,266	1,386,701
	Energy and Utilities — 1.3%
19,991	Energy Transfer LP, Ser. D,
	10.364%	334,983	513,769

	Financial Services — 3.0%
13,030	Argo Blockchain plc, Ser. A,
	8.750%, 11/30/26	80,885	89,646
39,091	FTAI Aviation Ltd., Ser. A,
	8.250%	781,752	883,848
34,355	Greenidge Generation Holdings Inc.,
	8.500%, 10/31/26	270,411	216,436
		1,133,048	1,189,930
	Retail — 5.2%
72,095	Qurate Retail Inc.,
	8.000%, 03/15/31	3,429,958	2,065,522
	TOTAL PREFERRED STOCKS	6,161,255	5,155,922

	MANDATORY CONVERTIBLE SECURITIES(a) — 1.1%
	Entertainment — 1.1%
23,711	Paramount Global, Ser. A,
	5.750%, 04/01/24	594,272	420,870

See accompanying notes to financial statements.

8

The Gabelli Focused Growth and Income Fund

Schedule of Investments (Continued) — September 30, 2023

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 5.1%
$2,030,000	U.S. Treasury Bills,
	5.367% to 5.465%††, 12/07/23 to 12/21/23	$2,006,423	$2,006,769

	TOTAL INVESTMENTS — 98.6%	$31,327,794	39,012,944

	Other Assets and Liabilities (Net) — 1.4%.		547,305

	NET ASSETS — 100.0%		$39,560,249

(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

9

The Gabelli Focused Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Investments, at value (cost $31,327,794)	$39,012,944
Foreign currency, at value (cost $6,272)	6,242
Receivable for Fund shares sold	538,880
Receivable for investments sold	177,242
Receivable from Adviser	24,964
Dividends and interest receivable	216,974
Prepaid expenses	23,379
Total Assets	40,000,625
Liabilities:
Payable to bank	4,240
Payable for investments purchased	359,766
Payable for Fund shares redeemed	1,251
Payable for investment advisory fees	32,668
Payable for distribution fees	6,807
Payable for legal and audit fees	24,200
Other accrued expenses	11,444
Total Liabilities	440,376
Net Assets
(applicable to 2,603,175 shares outstanding)	$39,560,249

Net Assets Consist of:
Paid-in capital	$32,640,335
Total distributable earnings	6,919,914
Net Assets	$39,560,249

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,320,715 ÷ 356,770 shares outstanding; 100,000,000 shares authorized)	$14.91
Class A:
Net Asset Value and redemption price per share ($16,367,819 ÷ 1,077,478 shares outstanding; 50,000,000 shares authorized)	$15.19
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.12
Class C:
Net Asset Value and offering price per share ($2,666,659 ÷ 219,442 shares outstanding; 50,000,000 shares authorized)	$12.15	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($15,205,056 ÷ 949,485 shares outstanding; 50,000,000 shares authorized)	$16.01

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $8,099)	$2,088,074
Interest	55,576
Total Investment Income	2,143,650
Expenses:
Investment advisory fees	382,758
Distribution fees - Class AAA	12,610
Distribution fees - Class A	35,186
Distribution fees - Class C	35,942
Legal and audit fees	70,700
Registration expenses	56,630
Shareholder communications expenses	27,638
Shareholder services fees	24,013
Custodian fees	6,847
Directors’ fees	3,473
Interest expense	2,672
Miscellaneous expenses	12,989
Total Expenses	671,458
Less:
Expense reimbursements (See Note 3)	(187,761)
Net Expenses	483,697
Net Investment Income	1,659,953

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(719,050)
Net realized gain on foreign currency transactions.	413
Net realized loss on investments and foreign currency transactions	(718,637)
Net change in unrealized appreciation/depreciation:
on investments	1,474,974
on foreign currency translations	110
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,475,084
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency	756,447
Net Increase in Net Assets Resulting from Operations	$2,416,400

See accompanying notes to financial statements.

10

The Gabelli Focused Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$1,659,953	$907,768
Net realized gain/(loss) on investments and foreign currency transactions	(718,637)	1,696,905
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,475,084	(7,868,255)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,416,400	(5,263,582)

Distributions to Shareholders:
Class AAA	(247,172)	(261,923)
Class A	(683,676)	(463,689)
Class C	(207,466)	(309,413)
Class I	(723,663)	(694,230)
Total Distributions to Shareholders	(1,861,977)	(1,729,255)

Capital Share Transactions:
Class AAA	123,815	(871,432)
Class A	5,597,058	3,794,627
Class C	(1,733,319)	(2,842,573)
Class I	(4,309,454)	5,996,510

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(321,900)	6,077,132

Redemption Fees	60	—

Net Increase/(Decrease) in Net Assets	232,583	(915,705)

Net Assets:
Beginning of year	39,327,666	40,243,371
End of year	$39,560,249	$39,327,666

See accompanying notes to financial statements.

11

The Gabelli Focused Growth and Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2023	$14.79	$0.59	$0.29	$0.88	$(0.66)	$(0.10)	$(0.76)	$0.00	(d)	$14.91	5.91%	$5,321	3.79%	1.79%	1.79%		36%
2022	17.50	0.32	(2.31)	(1.99)	(0.66)	(0.06)	(0.72)	—		14.79	(11.85)	5,134	1.85	1.72	1.72		46
2021	12.48	0.34	5.22	5.56	(0.54)	—	(0.54)	—		17.50	44.76	6,927	2.15	1.96	1.96		54
2020	12.93	(0.03)	(0.42)	(0.45)	—	—	—	0.00	(d)	12.48	(3.48)	8,713	(0.24)	1.71	1.71		59
2019	13.84	(0.07)	(0.83)	(0.90)	—	(0.01)	(0.01)	—		12.93	(6.50)	12,189	(0.56)	1.64	1.64	(e)	67
Class A
2023	$14.97	$0.70	$0.28	$0.98	$(0.66)	$(0.10)	$(0.76)	$0.00	(d)	$15.19	6.53%	$16,368	4.43%	1.79%	1.26	%(f)	36%
2022	17.71	0.34	(2.36)	(2.02)	(0.66)	(0.06)	(0.72)	—		14.97	(11.88)	10,810	1.94	1.72	1.70	(f)	46
2021	12.62	0.30	5.33	5.63	(0.54)	—	(0.54)	—		17.71	44.82	8,958	1.83	1.96	1.96		54
2020	13.06	(0.03)	(0.41)	(0.44)	—	—	—	0.00	(d)	12.62	(3.37)	6,644	(0.24)	1.71	1.71		59
2019	13.98	(0.07)	(0.84)	(0.91)	—	(0.01)	(0.01)	—		13.06	(6.51)	9,013	(0.57)	1.64	1.64	(e)	67
Class C
2023	$12.25	$0.37	$0.27	$0.64	$(0.66)	$(0.08)	$(0.74)	$0.00	(d)	$12.15	5.17%	$2,666	2.90%	2.54%	2.54%		36%
2022	14.73	0.15	(1.91)	(1.76)	(0.66)	(0.06)	(0.72)	—		12.25	(12.54)	4,357	1.02	2.47	2.47		46
2021	10.64	0.15	4.48	4.63	(0.54)	—	(0.54)	—		14.73	43.75	8,143	1.13	2.71	2.71		54
2020	11.10	(0.11)	(0.35)	(0.46)	—	—	—	0.00	(d)	10.64	(4.14)	6,926	(1.00)	2.46	2.46		59
2019	11.97	(0.14)	(0.72)	(0.86)	—	(0.01)	(0.01)	—		11.10	(7.18)	13,807	(1.33)	2.39	2.39	(e)	67
Class I
2023	$15.68	$0.79	$0.31	$1.10	$(0.66)	$(0.11)	$(0.77)	$0.00	(d)	$16.01	6.97%	$15,205	4.77%	1.54%	0.81	%(f)	36%
2022	18.35	0.54	(2.49)	(1.95)	(0.66)	(0.06)	(0.72)	—		15.68	(11.07)	19,027	2.94	1.47	0.80	(f)	46
2021	12.94	0.46	5.49	5.95	(0.54)	—	(0.54)	—		18.35	46.21	16,215	2.70	1.71	0.95	(f)	54
2020	13.36	0.00 (d)	(0.42)	(0.42)	—	—	—	0.00	(d)	12.94	(3.14)	8,333	0.01	1.46	1.46		59
2019	14.27	(0.05)	(0.85)	(0.90)	—	(0.01)	(0.01)	—		13.36	(6.30)	15,555	(0.36)	1.39	1.39	(e)	67

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	The Fund incurred interest expense. For the fiscal years ended September 30 2023, 2022 and 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.78%, 1.72%, and 1.70% (Class AAA), 1.25%, 1.69%, and 1.70% (Class A), 2.53%, 2.47%, and 2.45% (Class C), and 0.80%, 0.80%, and 1.45% (Class I), respectively. For the fiscal years ended September 30, 2021, and 2019, the effect of interest expense was minimal.
(d)	Amount represents less than $0.005 per share.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. If such credits had not been received, the ratios of operating expenses to average net assets would have been 1.64% (Class AAA and Class A), 2.39% (Class C), and 1.40% (Class I) for the fiscal year ended September 30, 2019.
(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $187,761 and $119,130 for the fiscal years ended September 30, 2023 and 2022, respectively.

See accompanying notes to financial statements.

12

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Focused Growth and Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002. Effective January 14, 2021, The Gabelli Focus Five Fund changed its name to Gabelli Focused Growth and Income Fund with a corresponding change in the name of each of its Classes of Shares.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

13

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Telecommunications	$2,272,480	—	$2,272,480
Other Industries (a)	29,156,903	—	29,156,903
Total Common Stocks	31,429,383	—	31,429,383
Preferred Stocks (a)	5,066,276	$89,646	5,155,922
Mandatory Convertible Securities (a)	420,870	—	420,870
U.S. Government Obligations	—	2,006,769	2,006,769
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$36,916,529	$2,096,415	$39,012,944

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2023 or September 30, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

14

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

15

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2023, reclassifications were made to decrease paid-in capital by $187,796, with an offsetting adjustment to total distributable earnings.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022
Distributions paid from:
Ordinary income	$1,600,441	$1,570,423
Net long term capital gains	261,536	158,832
Total distributions paid	$1,861,977	$1,729,255

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

16

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$336,914
Net unrealized appreciation on investments and foreign currency translations	7,664,168
Qualified late year loss deferrals*	(1,081,168)
Total	$6,919,914

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2023, the Fund elected to defer $879,429 of late year short term capital gain losses and $201,739 of late year long term capital gain losses.

At September 30, 2023, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to qualified late-year losses deferred, tax basis adjustments on investments in partnerships, tax basis adjustments on investments in real estate investment trusts, and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$31,348,786	$10,931,802	$(3,267,644)	$7,664,158

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective August 17, 2022, the Adviser agreed to add the Fund’s Class A shares to the classes of shares of the Fund for which the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of Class I and Class A (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary

17

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

expenses) at no more than an annual rate of 0.80% and 1.25% of the value of that class’s average daily net assets. This agreement is in effect through June 1, 2024 for Class I and Class A, and may be terminated only by the Board before such time. During the fiscal year ended September 30, 2023, the Adviser reimbursed expenses in the amount of $187,761 for Class I and Class A. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses would not exceed 0.80% and 1.25% of the value of the average daily net assets of Class I and Class A, respectively. At September 30, 2023, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $306,891:

For the fiscal year ended September 30, 2022, expiring September 30, 2024	$119,130
For the fiscal year ended September 30, 2023, expiring September 30, 2025	187,761
$306,891

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2023, other than short term securities and U.S. Government obligations, aggregated $14,292,109 and $13,419,598, respectively.

6.Transactions with Affiliates and Other Arrangements. The Distributor retained a total of $32,162 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2023, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the fourteen days of borrowings during the fiscal year ended September 30, 2023 was $935,286 with a weighted average interest rate of 5.79%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2023 was $2,467,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. From January 3, 2022 through March 14, 2023, the Fund’s Class C Shares were closed

18

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

to all purchases. On March 15, 2023, Class C Shares were re-opened for purchases. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	82,978	$1,292,550	13,659	$238,395
Shares issued upon reinvestment of distributions	15,953	244,989	15,178	259,825
Shares redeemed	(89,323)	(1,413,724)	(77,549)	(1,369,652)
Net increase/(decrease)	9,608	$123,815	(48,712)	$(871,432)
Class A
Shares sold	444,081	$6,994,691	296,096	$5,199,572
Shares issued upon reinvestment of distributions	41,391	645,659	24,683	424,570
Shares redeemed	(129,980)	(2,043,292)	(104,658)	(1,829,515)
Net increase	355,492	$5,597,058	216,121	$3,794,627
Class C
Shares sold	7,733	$98,511	25,571	$379,123
Shares issued upon reinvestment of distributions	16,264	205,883	21,458	307,817
Shares redeemed	(160,129)	(2,037,713)	(244,093)	(3,529,513)
Net decrease	(136,132)	$(1,733,319)	(197,064)	$(2,842,573)
Class I
Shares sold	388,157	$6,526,936	442,419	$8,052,682
Shares issued upon reinvestment of distributions	41,222	674,944	36,466	654,993
Shares redeemed	(693,181)	(11,511,334)	(149,221)	(2,711,165)
Net increase/(decrease)	(263,802)	$(4,309,454)	329,664	$5,996,510

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Focused Growth and Income Fund and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focused Growth and Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2023

20

The Gabelli Focused Growth and Income Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 17, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

21

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focused Growth and Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1991	31	Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1991	12	Former Senior Vice President of G. research, LLC (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director 1944	Since 2019	12	Former Senior Lecturer in Economics, Princeton University	—

Anthony J. Colavita[6] Director 1935	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director 1939	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris[6] Director 1934	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

22

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2001	35	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

23

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

24

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.7595, $0.7608, $0.7422, and $0.7658 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $261,536, or the maximum allowable. For the fiscal year ended September 30, 2023, 67.22% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 71.03% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relied Reconciliation Act of 2003. The Fund designates 2.3% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2023 which was derived from U.S. Treasury securities was 2.3%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Focused Growth and Income Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of September 30, 2023 was 5.1%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Former Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer,
Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focused Growth and Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q323AR

GABELLI
FUNDS

THE GABELLI FOCUSED GROWTH AND INCOME FUND

Annual Report
September 30, 2023

The Gabelli Global Financial Services Fund Annual Report — September 30, 2023
Ian Lapey Portfolio Manager BA, Williams College MS, Northeastern University MBA, New York University

To Our Shareholders,

For the fiscal year ended September 30, 2023, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Financial Services Fund was 26.5% compared with a total return of 19.8% for the Morgan Stanley Capital International (MSCI) World Financials Index. Other classes of shares are available. See page 5 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2023.

Performance Discussion (Unaudited)

The goal of the Fund is to generate long term capital appreciation, and under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Fund considers a company to be engaged in financial services if it devotes a significant portion of its assets to or derives a significant portion of its revenues from providing financial services. The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The largest contributor to performance for the fiscal year was the common stock of First Citizens BancShares (4.6% of the portfolio as of September 30, 2023; up 74%). In March, First Citizens purchased substantially all the loans and assumed the customer deposits of Silicon Valley Bridge Bank from the FDIC for $500 million. In its first quarter after completing the acquisition, the company reported an after tax gain of $9.8 billion on the transaction and a 112% increase in Tangible Book Value (“TBV”). The second largest contributor was the common stock of Commerzbank (3.3%; +62%), the second largest banking group in Germany. Commerzbank has been reporting strong financial results this year with a 65% increase in Earnings Per Share (“EPS”) driven by a 42% increase in Net Interest Income and a 52% decline in the Risk Result (provisions for loan losses). Additionally, the company recently announced a new capital return policy whereby it would return EUR 2.6 billion (19% of its market cap) to shareholders from 2023-2024 in dividends and share repurchases. Finally, the common stock of Daimler Truck (2.9%; +58%), a leading global truck producer with significant financial services operations, was a positive contributor. For the first half of 2023, Daimler’s Revenue and EPS increased by 20% and 41%, respectively, and the company announced a EUR 2 billion (7% of its market cap) share buyback program.

The largest negative contributor was the common stock of Flushing Financial (3.2%; -33%), a regional bank based in Uniondale, NY. Flushing reported a 77% decline in EPS for the first half of 2023 owing primarily to a significant single name charge-off and lower Net Interest Margin. Still, Flushing’s deposits increased 4% year to date, its credit metrics remain heathy, and it has a strong capital position with a 10.4% Tier One Common Equity (“CET 1”) ratio that is nearly 400 basis points above its regulatory minimum. The common stock of HG Holdings (1.4%; -16%), declined owing primarily to the impact of higher interest rates on its title insurance and real estate businesses. Nevertheless, the company remains strongly financed with a debt free balance sheet, and the common stock trades at a 28% discount to TBV. Finally, an unfavorable court ruling related to policies sold by Dutch insurer NN Group (2.1%; -10%) more than 15 years ago drove a sharp decline in its common stock price. The company plans to appeal this ruling to the Dutch Supreme Court, and the ultimate financial impact should be manageable and appears to be more than reflected in NN’s depressed valuation. The common stock trades at 47% of TBV with a 9% dividend yield.

Global Banks – Resilience and Multiple Compression

Since the end of 2019, global banks have faced many challenges: a global pandemic, a war in Ukraine, inflation and runs on deposits that caused major bank failures in the US and Switzerland. Nevertheless, most global banks have demonstrated impressive resilience by remaining profitable and maintaining or increasing their strong capital positions. However, there has been a significant divergence between the impressive business results and the performance of their common stocks. The table below, which includes several global banks that account for about 21% of the Fund’s net assets, shows that despite growth in TBV (even after dividends) and stable or increasing capital positions that are well in excess of their regulatory minimums, the multiples of TBV have fallen dramatically.

2

	TBV (1)	CET 1 ratio (2)			Price to TBV
Company	Growth	12/31/2019	9/30/2023	Reg. Min.	12/31/2019	9/30/2023
Barclays	21%	13.8%	14.0%	11.8%	69%	50%
Capital One Financial	5%	12.2%	13.0%	9.3%	123%	110%
Citigroup	23%	11.8%	13.5%	12.3%	113%	47%
Dah Sing Bank (3)	13%	13.4%	15.6%	8.0%	56%	24%
Flushing Financial	12%	10.9%	10.2%	6.5%	108%	58%
Shinhan Financial Group	21%	11.2%	12.9%	10.5%	64%	44%
Societe Generale	12%	12.7%	13.3%	9.8%	56%	37%
Standard Chartered	8%	13.8%	13.9%	10.5%	60%	59%
Trustco Bank	18%	19.0%	19.0%	7.0%	156%	83%

(1)	Tangible Book Value growth since 12/31/2019.
(2)	Tier 1 Common Equity Ratio (common equity capital/risk weighted assets).
(3)	TBV & CET1 ratio are as of 6/30/23.

Sources: Company reports, GAMCO Investors.

The Fund’s aggregate valuation metrics appear to be very attractive at about 70% of book value, 80% of TBV and 8 times 2023 projected EPS. As the table below shows, many of the Fund’s holdings have been repurchasing shares. These companies, which account for about 50% of the Fund’s NAV, have strong financial positions, and the vast majority of the shares were purchased at discounts to my estimates of intrinsic value. Therefore, I believe they have increased the intrinsic value of the shares for the shareholders who have not sold, like the Fund.

3

The Gabelli Global Financial Services Fund – Shares repurchases

	Share count % change (1)
Company	1yr.	4yr.	8yr.
Aegon	-4.8%	-7.6%	-9.4%
Ally Financial Inc.	0.4%	-21.4%	-37.4%
Barclays PLC	-4.1%	-11.8%	-9.2%
BBVA	-1.0%	-10.9%	-5.5%
BNY Mellon	-4.9%	-16.6%	-29.6%
Capital One Financial	-0.3%	-18.2%	-28.8%
Cavco Industries	-4.4%	-6.8%	-4.3%
Citigroup	-1.2%	-12.3%	-36.8%
Daiwa Securities Group	-2.2%	-7.4%	-16.4%
Diamond Hill Investment Group	-3.9%	-14.2%	-14.4%
E-L Financial	-3.0%	-11.6%	-11.6%
First American Financial	-0.5%	-8.0%	-5.0%
ING Group	-6.0%	-10.1%	-9.5%
Jefferies Financial Group	1.1%	-22.8%	-36.1%
NatWest Group PLC	-8.1%	-26.6%	-23.4%
NN Group	-5.7%	-16.6%	-16.8%
Societe Generale	-2.6%	-6.3%	-1.2%
Standard Chartered	-6.2%	-14.7%	7.0%
State Street Corporation	-16.1%	-15.1%	-23.6%
Toyota Motor	-1.3%	-3.1%	-13.2%
UniCredit	-11.8%	-20.7%	198.1%

(1)	As of 9/30/23 except for Aegon, E-L Financial, NN Group, which are as of 6/30/23, and Jefferies (8/31/23).

Thank you for your continued interest and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4

Comparative Results

Average Annual Returns through September 30, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	3 Year	Since Inception (10/1/18)
Class AAA (GAFSX)	26.47%	19.69%	4.51%
MSCI World Financials Index (c)	19.75	14.24	5.08
Class A (GGFSX)	26.44	19.71	4.55
With sales charge (d)	19.17	17.37	3.32
Class C (GCFSX)	25.48	18.76	3.71
With contingent deferred sales charge (e)	24.48	18.76	3.71
Class I (GFSIX)	26.82	20.01	4.77

(a)	The Fund’s fiscal year ends September 30.
(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The MSCI World Financials Index captures large and mid cap securities in the Financials sector across Developed Markets countries. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated June 1, 2023, the gross expense ratios for Class AAA, A, C, and I Shares are 1.88%, 1.88%, 2.63%, and 1.63%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.27%, 1.27%, 2.02%, and 1.02%, respectively. See page 12 for the expense ratios for the year ended September 30, 2023. The contractual reimbursements are in effect through June 1, 2024. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (CLASS AAA SHARES) AND MSCI WORLD

FINANCIALS INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	3 Year	Since Inception
Class AAA	26.47%	19.69%	4.51%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Gabelli Global Financial Services Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2023 through September 30, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2023.

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Global Financial Services Fund
Actual Fund Return
Class AAA	$1,000.00	$1,055.40	1.25%	$6.44
Class A	$1,000.00	$1,055.00	1.25%	$6.44
Class C	$1,000.00	$1,051.10	2.00%	$10.28
Class I	$1,000.00	$1,057.30	1.00%	$5.16
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.80	1.25%	$6.33
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class C	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,020.05	1.00%	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2023:

The Gabelli Global Financial Services Fund

Banks	25.6%
Diversified Banks	14.2%
Insurance	11.3%
Automobiles	7.1%
Investment Management	6.9%
Institutional Brokerage	5.9%
Institutional Trust, Fiduciary, and Custody	5.9%
Consumer Finance	5.5%
Homebuilders	4.9%
Reinsurance	3.8%
Energy and Utilities	3.3%
Institutional Banking	3.1%
U.S. Government Obligations	2.2%
Other Assets and Liabilities (Net)	0.3%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

The Gabelli Global Financial Services Fund

Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	Automobiles — 7.1%
23,349	Daimler Truck Holding AG	$676,585	$810,186
7,450	Mercedes-Benz Group AG	400,900	518,983
3,770	Toyota Motor Corp., ADR	467,591	677,658
		1,545,076	2,006,827
	Banks — 25.6%
82,500	Banco Bilbao Vizcaya Argentaria SA	435,552	672,490
82,000	Commerzbank AG	475,767	935,434
642,300	Dah Sing Banking Group Ltd.	574,796	424,867
242,200	Dah Sing Financial Holdings Ltd.	779,977	512,177
936	First Citizens BancShares Inc., Cl. A	256,202	1,291,774
68,663	Flushing Financial Corp.	1,121,445	901,545
34,000	ING Groep NV	278,844	451,128
58,900	Japan Post Bank Co. Ltd.	558,570	512,774
16,150	Shinhan Financial Group Co. Ltd., ADR	459,565	427,813
31,147	TrustCo Bank Corp. NY	974,362	850,002
6,200	Webster Financial Corp.	171,046	249,922
		6,086,126	7,229,926
	Consumer Finance — 5.5%
20,680	Ally Financial Inc.	504,832	551,742
10,360	Capital One Financial Corp.	925,300	1,005,438
		1,430,132	1,557,180
	Diversified Banks — 14.2%
98,000	Barclays plc	176,341	190,044
25,450	Citigroup Inc.	1,332,296	1,046,759
29,920	Credit Agricole SA	292,610	369,852
15,168	Hana Financial Group Inc.	438,464	477,161
152,285	NatWest Group plc	360,114	437,938
7,110	Societe Generale SA	135,512	173,230
88,900	Standard Chartered plc	558,381	822,179
20,700	UniCredit SpA	270,951	497,448
		3,564,669	4,014,611
	Energy and Utilities — 3.3%
40,572	Vitesse Energy Inc.	576,060	928,693

	Homebuilders — 4.9%
3,010	Cavco Industries Inc.†	443,036	799,637
30,413	Legacy Housing Corp.†	367,231	590,316
		810,267	1,389,953
	Institutional Banking — 3.1%
19,350	Moelis & Co., Cl. A	733,777	873,266

	Institutional Brokerage — 5.9%
140,000	Daiwa Securities Group Inc.	718,572	808,579
Shares		Cost	Market Value
23,610	Jefferies Financial Group Inc.	$431,932	$864,834
		1,150,504	1,673,413
	Institutional Trust, Fiduciary, and Custody — 5.9%
9,930	State Street Corp.	541,436	664,913
23,000	The Bank of New York Mellon Corp.	984,563	980,950
		1,525,999	1,645,863
	Insurance — 11.3%
139,118	Aegon Ltd.	530,772	673,932
1,317	E-L Financial Corp. Ltd.	937,401	863,941
11,902	First American Financial Corp.	652,074	672,344
58,850	HG Holdings Inc.	498,736	382,525
18,579	NN Group NV	728,340	597,922
		3,347,323	3,190,664
	Investment Management — 6.9%
3,737	Diamond Hill Investment Group Inc.	645,383	629,946
221,600	The Westaim Corp.†	432,197	577,555
72,715	Westwood Holdings Group Inc.	897,716	738,057
		1,975,296	1,945,558
	Reinsurance — 3.8%
18,800	Axis Capital Holdings Ltd.	949,439	1,059,756

	TOTAL COMMON STOCKS	23,694,668	27,515,710

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.2%
$620,000	U.S. Treasury Bills,
	5.312% to 5.379%††, 10/19/23 to 12/28/23	615,839	615,927

	TOTAL INVESTMENTS — 99.7%	$24,310,507	28,131,637

	Other Assets and Liabilities (Net) — 0.3%		94,691

	NET ASSETS — 100.0%		$28,226,328

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

9

The Gabelli Global Financial Services Fund

Statement of Assets and Liabilities September 30, 2023

Assets:
Investments, at value (cost $24,310,507)	$28,131,637
Cash	516
Receivable for Fund shares sold	500
Receivable from Adviser	27,291
Dividends and interest receivable	83,345
Prepaid expenses	46,124
Total Assets	28,289,413
Liabilities:
Foreign currency overdraft, at value (cost $1,210)	1,208
Payable for investments purchased	4,518
Payable for investment advisory fees	23,468
Payable for distribution fees	127
Payable for legal and audit fees	24,200
Payable for shareholder communications	3,966
Other accrued expenses	5,598
Total Liabilities	63,085
Net Assets
(applicable to 2,467,913 shares outstanding)	$28,226,328

Net Assets Consist of:
Paid-in capital	$24,099,384
Total distributable earnings	4,126,944
Net Assets	$28,226,328

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($577,496 ÷ 50,524 shares outstanding; 120,000,000 shares authorized)	$11.43
Class A:
Net Asset Value and redemption price per share ($5,498 ÷ 478 shares outstanding; 60,000,000 shares authorized)	$11.50
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.20
Class C:
Net Asset Value and offering price per share ($1,200 ÷ 106 shares outstanding; 20,000,000 shares authorized)	$11.32	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($27,642,134 ÷ 2,416,805 shares outstanding; 150,000,000 shares authorized)	$11.44

(a)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $70,044)	$977,785
Interest	24,340
Total Investment Income	1,002,125
Expenses:
Investment advisory fees	266,060
Distribution fees - Class AAA	1,359
Distribution fees - Class A	39
Distribution fees - Class C	11
Legal and audit fees	54,660
Registration expenses	50,571
Custodian fees	21,369
Shareholder communications expenses	21,068
Shareholder services fees	12,479
Directors’ fees	2,337
Interest expense	3
Miscellaneous expenses	13,069
Total Expenses	443,025
Less:
Expense reimbursements (See Note 3)	(174,121)
Expenses paid indirectly by broker (See Note 6)	(1,433)
Total Credits and Reimbursements	(175,554)
Net Expenses	267,471
Net Investment Income	734,654

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	370,636
Net realized loss on foreign currency transactions	(2,536)
Net realized gain on investments and foreign currency transactions	368,100
Net change in unrealized appreciation/depreciation: on investments	4,713,352
on foreign currency translations	704
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,714,056
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	5,082,156
Net Increase in Net Assets Resulting from Operations	$5,816,810

See accompanying notes to financial statements.

10

The Gabelli Global Financial Services Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$734,654	$682,244
Net realized gain on investments, forward foreign exchange contracts and foreign currency transactions	368,100	315,368
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,714,056	(6,208,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,816,810	(5,210,895)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(10,218)	(11,914)
Class A	(451)	(541)
Class C	(20)	(15)
Class I	(705,030)	(520,749)
Total Distributions to Shareholders	(715,719)	(533,219)

Capital Share Transactions:
Class AAA	140,135	(111,295)
Class A	(13,049)	(15,451)
Class C	20	15
Class I	1,514,982	2,534,641

Net Increase in Net Assets from Capital Share Transactions	1,642,088	2,407,910

Redemption Fees	2	-

Net Increase/(Decrease) in Net Assets	6,743,181	(3,336,204)

Net Assets:
Beginning of year	21,483,147	24,819,351
End of year	$28,226,328	$21,483,147

See accompanying notes to financial statements.

11

The Gabelli Global Financial Services Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(b)		Portfolio Turnover Rate
Class AAA
2023	$9.28	$0.28		$2.14	$2.42	$(0.27)	$(0.27)	$—		$11.43	26.47%	$577	2.57%		1.91%	1.25	%(c)	21%
2022	11.80	0.27	(d)	(2.56)	(2.29)	(0.23)	(0.23)	—		9.28	(19.79)	339	2.39	(d)	1.88	1.27	(c)(e)	26
2021	7.08	0.33		4.52	4.85	(0.13)	(0.13)	—		11.80	69.04	564	2.99		2.04	1.25	(c)	19
2020	9.09	0.11		(1.90)	(1.79)	(0.22)	(0.22)	0.00	(f)	7.08	(20.33)	47	1.34		2.51	1.25	(c)	18
2019	10.00	0.27		(1.15)	(0.88)	(0.03)	(0.03)	—		9.09	(8.76)	134	3.01		2.32	1.25		14
Class A
2023	$9.34	$0.27		$2.17	$2.44	$(0.28)	$(0.28)	$—		$11.50	26.44%	$6	2.51%		1.91%	1.25	%(c)	21%
2022	11.86	0.27	(d)	(2.57)	(2.30)	(0.22)	(0.22)	—		9.34	(19.75)	15	2.34	(d)	1.88	1.27	(c)(e)	26
2021	7.08	0.32		4.54	4.86	(0.08)	(0.08)	—		11.86	69.07	33	2.94		2.04	1.25	(c)	19
2020	9.10	0.16		(1.94)	(1.78)	(0.24)	(0.24)	0.00	(f)	7.08	(20.24)	8	2.12		2.51	1.25	(c)	18
2019	10.00	0.35		(1.22)	(0.87)	(0.03)	(0.03)	—		9.10	(8.71)	10	3.77		2.32	1.25		14
Class C
2023	$9.19	$0.19		$2.13	$2.32	$(0.19)	$(0.19)	$—		$11.32	25.48%	$1	1.72%		2.66%	2.00	%(c)	21%
2022	11.68	0.29	(d)	(2.64)	(2.35)	(0.14)	(0.14)	—		9.19	(20.35)	1	2.62	(d)	2.63	2.02	(c)(e)	26
2021	7.03	0.18		4.55	4.73	(0.08)	(0.08)	—		11.68	67.59	1	1.77		2.79	2.00	(c)	19
2020	9.05	0.06		(1.91)	(1.85)	(0.17)	(0.17)	0.00	(f)	7.03	(20.97)	1	0.76		3.26	2.00	(c)	18
2019	10.00	0.17		(1.11)	(0.94)	(0.01)	(0.01)	—		9.05	(9.39)	1	1.85		3.08	2.00		14
Class I
2023	$9.29	$0.30		$2.16	$2.46	$(0.31)	$(0.31)	$0.00	(f)	$11.44	26.82%	$27,642	2.77%		1.66%	1.00	%(c)	21%
2022	11.80	0.31	(d)	(2.57)	(2.26)	(0.25)	(0.25)	—		9.29	(19.57)	21,128	2.76	(d)	1.63	1.02	(c)(e)	26
2021	7.08	0.29		4.58	4.87	(0.15)	(0.15)	—		11.80	69.45	24,221	2.79		1.79	1.00	(c)	19
2020	9.11	0.14		(1.91)	(1.77)	(0.26)	(0.26)	0.00	(f)	7.08	(20.17)	13,445	1.84		2.26	1.00	(c)	18
2019	10.00	0.28		(1.13)	(0.85)	(0.04)	(0.04)	—		9.11	(8.51)	13,093	3.05		2.07	1.00		14

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $174,121, $149,730, $165,217, $174,126, and $124,154 during all fiscal years presented, respectively.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. During all fiscal years presented, if credits had not been received, the expense ratios would have been 1.26%, 1.28%, 1.26%, and 1.26% (Class AAA and Class A), 2.01%, 2.02%, 2.01%, and 2.01% (Class C), and 1.01%, 1.03%, 1.01%, and 1.01% (Class I), respectively.
(d)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been $0.21 (Class AAA and Class A), $0.23 (Class C), and $0.25 (Class I), and the net investment income ratios would have been 1.88% (Class AAA), 1.84% (Class A), 2.12% (Class C), and 2.25% (Class I) for the fiscal year ended September 30, 2022.
(e)	The Fund incurred tax expense for the fiscal year ended September 30, 2022. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.25% (Class AAA and Class A), 2.00% (Class C), and 1.00% (Class I).
(f)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

12

The Gabelli Global Financial Services Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Financial Services Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide capital appreciation. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

13

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$27,515,710	—	$27,515,710
U.S. Government Obligations	—	$615,927	615,927
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$27,515,710	$615,927	$28,131,637

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2023 or September 30, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

14

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2023, the Fund did not hold any restricted securities.

15

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022
Distributions paid from:
Ordinary income	$715,719	$533,219
Total distributions paid	$715,719	$533,219

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

16

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

At September 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$670,460
Accumulated capital loss carryforwards	(325,892)
Net unrealized appreciation on investments and foreign currency translations	3,782,376
Total	$4,126,944

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $209,650 and a long term capital loss carryforward with no expiration of $116,242.

The Fund utilized $363,754 of the capital losses carryover for the fiscal year ended September 30, 2023.

At September 30, 2023, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to the deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$24,347,819	$5,952,619	$(2,168,801)	$3,783,818

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding

17

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through June 1, 2024. For the fiscal year ended September 30, 2023, the Adviser reimbursed the Fund in the amount of $174,121. In addition, the Fund has also agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayments, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At September 30, 2023, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $323,851:

For the fiscal year ended September 30, 2022, expiring September 30, 2024	$149,730
For the fiscal year ended September 30, 2023, expiring September 30, 2025	174,121
$323,851

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2023, other than short term securities and U.S. Government obligations, aggregated $6,478,069 and $5,484,038, respectively.

6.Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2023, the Fund paid $4,298 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the fiscal year ended September 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,433.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the fiscal year ended September 30, 2023.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2023, there were no borrowings outstanding under the line of credit.

18

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	34,107	$370,430	62,953	$768,998
Shares issued upon reinvestment of distributions	987	10,111	992	11,563
Shares redeemed	(21,125)	(240,406)	(75,197)	(891,856)
Net increase/(decrease)	13,969	$140,135	(11,252)	$(111,295)
Class A
Shares sold	136	$1,500	187	$2,125
Shares issued upon reinvestment of distributions	44	451	46	541
Shares redeemed	(1,302)	(15,000)	(1,438)	(18,117)
Net decrease	(1,122)	$(13,049)	(1,205)	$(15,451)
Class C
Shares issued upon reinvestment of distributions	2	$20	1	$15
Net increase	2	$20	1	$15
Class I
Shares sold	111,795	$1,212,544	199,044	$2,246,322
Shares issued upon reinvestment of distributions	68,655	701,651	44,460	517,966
Shares redeemed	(37,638)	(399,213)	(22,453)	(229,647)
Net increase	142,812	$1,514,982	221,051	$2,534,641

9. Significant Shareholder. As of September 30, 2023, 92.64% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the Adviser and affiliates have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

19

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Financial Services Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Financial Services Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2023

21

The Gabelli Global Financial Services Fund

Liquidity Risk Managment Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 17, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

22

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Financial Services Fund at One Corporate Center, Rye, NY 10580-1422.

.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1991	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1991	12	Former Senior Vice President of G. research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director 1944	Since 2019	12	Former Senior Lecturer in Economics, Princeton University	—

Anthony J. Colavita[6] Director 1935	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director 1939	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

23

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Anthonie C. van Ekris[6] Director 1934	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director 1945	Since 2001	35	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

24

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

25

The Gabelli Global Financial Services Fund

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income distributions totaling $0.2749, $0.2776, $0.1905, and $0.3054 per share for each of Class AAA, Class A, Class C, and Class I, respectively. For the fiscal year ended September 30, 2023, 44.47% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.51% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2023 which was derived from U.S. Treasury securities was 0.51%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Global Financial Services Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of September 30, 2023 was 2.2%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA degree in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.

Elizabeth C. Bogan
Former Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer,
Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Financial Services Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3630Q323AR

GABELLI
FUNDS

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

Annual Report
September 30, 2023

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	Aerospace — 0.1%
30,500	Allient Inc.	$675,972	$943,060
40,000	Innovative Solutions and Support Inc.†	130,088	304,000
7,000	Kratos Defense & Security Solutions Inc.†	109,612	105,140
		915,672	1,352,200
	Agriculture — 0.1%
10,000	Cadiz Inc.†	67,958	33,100
56,000	Limoneira Co.	944,351	857,920
		1,012,309	891,020
	Automotive — 0.4%
33,000	Blue Bird Corp.†	685,774	704,550
430,000	Iveco Group NV†	1,595,372	4,028,820
67,000	The Shyft Group Inc.	321,124	1,002,990
		2,602,270	5,736,360
	Automotive: Parts and Accessories — 4.4%
147,500	BorgWarner Inc.	609,138	5,954,575
840,000	Brembo SpA	1,552,407	10,443,938
94,022	China Automotive Systems Inc.†	443,798	365,746
74,000	Commercial Vehicle Group Inc.†	656,530	574,240
1,108,000	Dana Inc.	8,991,197	16,254,360
356,000	Modine Manufacturing Co.†	2,997,818	16,287,000
35,000	Monro Inc.	829,127	971,950
4,300	O’Reilly Automotive Inc.†	92,532	3,908,098
29,500	Phinia Inc.	82,070	790,305
45,000	Puradyn Filter Technologies Inc.†	11,732	4
180,000	Standard Motor Products Inc.	1,353,308	6,051,600
249,000	Strattec Security Corp.†(a)	4,804,355	5,751,900
18,400	Thor Industries Inc.	170,396	1,750,392
		22,594,408	69,104,108
	Aviation: Parts and Services — 2.0%
20,000	AAR Corp.†	230,415	1,190,600
9,500	Astronics Corp.†	13,628	150,670
23,200	Astronics Corp., Cl. B†	38,562	365,400
48,000	Ducommun Inc.†	1,015,870	2,088,480
670,500	Kaman Corp.	9,942,571	13,175,325
89,000	Moog Inc., Cl. A	1,052,574	10,053,440
18,000	Moog Inc., Cl. B	621,230	2,028,960
20,000	Woodward Inc.	143,828	2,485,200
		13,058,678	31,538,075
	Broadcasting — 1.3%
150,000	Beasley Broadcast Group Inc., Cl. A†	481,224	130,695
Shares		Cost	Market Value
10,000	Cogeco Communications Inc.	$340,851	$462,875
24,000	Cogeco Inc.	632,315	870,591
200,000	Corus Entertainment Inc., Cl. B	719,271	151,666
39,500	Fox Corp., Cl. A	1,641,225	1,232,400
25,000	Gray Television Inc.	73,674	173,000
72,350	Gray Television Inc., Cl. A	386,480	543,348
280,000	ITV plc	497,942	241,258
13,000	Liberty Broadband Corp., Cl. A†	78,211	1,181,830
11,000	Liberty Broadband Corp., Cl. C†	57,594	1,004,520
20,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	64,271	1,130,800
27,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	88,133	1,682,100
34,452	Liberty Media Corp.-Liberty SiriusXM†	230,901	877,148
64,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	160,824	1,628,800
22,000	Nexstar Media Group Inc.	1,349,700	3,154,140
100,000	Salem Media Group Inc.†	0	59,000
480,000	Sirius XM Holdings Inc.	316,771	2,169,600
93,000	Sphere Entertainment Co.†	999,044	3,455,880
33,000	Townsquare Media Inc., Cl. A	345,556	287,760
		8,463,987	20,437,411
	Building and Construction — 6.8%
78,200	Arcosa Inc.	931,495	5,622,580
200,000	Armstrong Flooring Inc.†	26,719	3,000
53,000	D.R. Horton Inc.	554,873	5,695,910
30,000	Gibraltar Industries Inc.†	602,890	2,025,300
218,700	Herc Holdings Inc.	7,148,607	26,012,178
95,000	KB Home	894,415	4,396,600
3,000	Legacy Housing Corp.†	38,431	58,230
362,500	Lennar Corp., Cl. B	8,661,417	37,058,375
77,000	MDC Holdings Inc.	1,392,999	3,174,710
3,000	Meritage Homes Corp.	45,118	367,170
1,750	NVR Inc.†	1,203,399	10,435,775
69,000	PulteGroup Inc.	318,435	5,109,450
70,000	Titan Machinery Inc.†	1,261,393	1,860,600
55,700	Toll Brothers Inc.	867,975	4,119,572
		23,948,166	105,939,450
	Business Services — 2.1%
13,000	ACCO Brands Corp.	60,332	74,620
505,000	Clear Channel Outdoor Holdings Inc.†	896,360	797,900
60,000	Element Solutions Inc.	537,606	1,176,600
13,000	GSE Systems Inc.†	18,200	2,627

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
22,900	Keweenaw Land Association Ltd.†	$505,518	$509,525
35,500	Live Nation Entertainment Inc.†	298,668	2,947,920
40,000	Loomis AB	402,123	1,078,573
92,340	Madison Square Garden Entertainment Corp.†	1,166,708	3,038,909
15,000	McGrath RentCorp.	384,704	1,503,600
25,000	RB Global Inc.	371,272	1,562,500
20,000	Sealed Air Corp.	587,044	657,200
345,000	Sohgo Security Services Co. Ltd.	799,632	2,082,836
1,500	Team Inc.†	16,223	10,425
66,000	The Interpublic Group of Companies Inc.	233,166	1,891,560
25,000	TransAct Technologies Inc.†	115,198	160,500
1,600,000	Trans-Lux Corp.†(a)	1,575,044	720,000
34,000	United Rentals Inc.	209,146	15,115,380
		8,176,944	33,330,675
	Cable — 0.4%
54,500	AMC Networks Inc., Cl. A†	36,140	642,010
40,000	EchoStar Corp., Cl. A†	662,342	670,000
142,000	Liberty Global plc, Cl. A†	3,069,796	2,431,040
136,000	Liberty Global plc, Cl. C†	2,554,808	2,524,160
90,000	WideOpenWest Inc.†	760,757	688,500
		7,083,843	6,955,710
	Communications Equipment — 0.1%
150,000	Telesat Corp.†	1,857,239	2,145,000

	Computer Software and Services — 1.4%
14,000	Activision Blizzard Inc.	171,735	1,310,820
370,000	Alithya Group Inc., Cl. A†	1,101,651	558,700
10,000	I3 Verticals Inc., Cl. A†	243,267	211,400
11,000	MKS Instruments Inc.	189,530	951,940
24,500	Rockwell Automation Inc.	558,564	7,003,815
31,000	Tyler Technologies Inc.†	61,675	11,970,340
7,300	Vimeo Inc.†	4,643	25,842
		2,331,065	22,032,857
	Consumer Products — 1.4%
130,000	1-800-Flowers.com Inc., Cl. A†	1,296,047	910,000
67,000	Brunswick Corp.	1,342,085	5,293,000
32,000	Chofu Seisakusho Co. Ltd.	461,495	448,822
39,700	Church & Dwight Co. Inc.	67,573	3,637,711
28,525	Energizer Holdings Inc.	1,072,281	913,941
2,000	Harley-Davidson Inc.	4,713	66,120
4,000	HNI Corp.	104,560	138,520
2,500	Kobayashi Pharmaceutical Co. Ltd.	103,323	111,667
Shares		Cost	Market Value
3,200	LCI Industries	$52,916	$375,744
216,000	Marine Products Corp.	133,661	3,069,360
5,500	National Presto Industries Inc.	276,783	398,530
225,000	Sally Beauty Holdings Inc.†	1,550,370	1,885,500
215,000	Samick Musical Instruments Co. Ltd.	289,566	174,945
3,700	Shimano Inc.	414,540	499,267
9,500	Steven Madden Ltd.	19,995	301,815
12,000	The Scotts Miracle-Gro Co.	288,362	620,160
8,000	Vista Outdoor Inc.†	219,630	264,960
9,500	WD-40 Co.	248,399	1,930,780
84,000	Wolverine World Wide Inc.	408,836	677,040
		8,355,135	21,717,882
	Consumer Services — 0.9%
53,000	Bowlin Travel Centers Inc.†	53,948	224,985
16,000	H&E Equipment Services Inc.	554,892	691,040
5,000	IAC Inc.†	11,719	251,950
180,000	OPENLANE Inc.†	893,854	2,685,600
281,200	Rollins Inc.	262,454	10,497,196
		1,776,867	14,350,771
	Diversified Industrial — 12.4%
10,000	Acuity Brands Inc.	94,378	1,703,100
51,000	Albany International Corp., Cl. A	986,047	4,400,280
195,000	Ampco-Pittsburgh Corp.†	963,838	512,850
65,000	Burnham Holdings Inc., Cl. A	1,092,931	814,450
355,000	Crane Co.	4,913,967	31,538,200
229,500	Crane NXT Co.	1,394,411	12,753,315
100,000	Distribution Solutions Group Inc.†	715,977	2,600,000
87,000	EnPro Industries Inc.	4,385,753	10,543,530
103,900	Greif Inc., Cl. A	1,854,577	6,941,559
94,000	Greif Inc., Cl. B	4,235,888	6,256,640
369,400	Griffon Corp.	3,086,092	14,654,098
32,000	Hyster-Yale Materials Handling Inc.	1,181,454	1,426,560
162,000	INNOVATE Corp.†	508,522	262,440
5,500	JSP Corp.	91,473	75,191
116,000	L.B. Foster Co., Cl. A†	1,628,663	2,193,560
40,400	Lincoln Electric Holdings Inc.	1,030,540	7,344,316
31,200	Lindsay Corp.	616,780	3,671,616
37,500	Matthews International Corp., Cl. A	959,116	1,459,125
915,000	Myers Industries Inc.	12,555,068	16,405,950
71,700	Oil-Dri Corp. of America	497,856	4,427,475
13,000	Olin Corp.	203,184	649,740
323,000	Park-Ohio Holdings Corp.	2,985,549	6,430,930

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
12,500	Pentair plc	$296,897	$809,375
14,000	Roper Technologies Inc.	263,139	6,779,920
54,000	Sonoco Products Co.	1,554,252	2,934,900
50,000	Standex International Corp.	1,288,137	7,284,500
84,500	Steel Partners Holdings LP†	1,113,551	3,592,948
13,000	T. Hasegawa Co. Ltd.	236,725	265,324
7,000	Terex Corp.	166,670	403,340
335,500	Textron Inc.	2,028,771	26,215,970
458,000	Tredegar Corp.	6,081,517	2,477,780
221,000	Trinity Industries Inc.	2,510,251	5,381,350
		61,521,974	193,210,332
	Electronics — 3.1%
110,000	Badger Meter Inc.	1,352,007	15,825,700
206,500	Bel Fuse Inc., Cl. A(a)	3,827,474	9,732,345
400,000	CTS Corp.	3,294,245	16,696,000
55,000	Daktronics Inc.†	399,526	490,600
120,000	Gentex Corp.	1,305,089	3,904,800
20,000	IMAX Corp.†	158,565	386,400
10,000	Napco Security Technologies Inc.	232,442	222,500
30,000	Renesas Electronics Corp.†	194,117	458,813
60,000	Stoneridge Inc.†	288,850	1,204,200
		11,052,315	48,921,358
	Energy and Utilities — 2.8%
10,000	Avangrid Inc.	387,500	301,700
24,000	Callon Petroleum Co.†	550,395	938,880
9,800	Chesapeake Utilities Corp.	127,440	957,950
35,000	CMS Energy Corp.	135,338	1,858,850
20,000	Consolidated Water Co. Ltd.	233,823	568,800
36,800	Diamondback Energy Inc.	1,817,052	5,699,584
108,000	Dril-Quip Inc.†	2,826,509	3,042,360
74,000	Energy Recovery Inc.†	316,427	1,569,540
29,000	Landis+Gyr Group AG	1,762,989	2,100,508
22,000	Marathon Petroleum Corp.	106,912	3,329,480
3,500	Middlesex Water Co.	54,166	231,875
11,000	Northwest Natural Holding Co.	518,541	419,760
21,500	Northwestern Energy Group Inc.	582,609	1,033,290
10,000	Otter Tail Corp.	213,560	759,200
28,200	RGC Resources Inc.	529,577	487,860
1,680,000	RPC Inc.	681,607	15,019,200
8,000	SJW Group	107,086	480,880
32,000	Southwest Gas Holdings Inc.	524,817	1,933,120
6,800	Spire Inc.	267,758	384,744
31,000	The York Water Co.	433,596	1,162,190
Shares		Cost	Market Value
55,000	Vestas Wind Systems A/S†	$94,711	$1,181,637
		12,272,413	43,461,408
	Entertainment — 2.1%
165,000	Atlanta Braves Holdings Inc., Cl. A†	4,202,224	6,446,550
210,000	Atlanta Braves Holdings Inc., Cl. C†	3,417,288	7,503,300
85,000	Inspired Entertainment Inc.†	608,341	1,016,600
16,856	Liberty Media Corp.-Liberty Live, Cl. A†	54,885	538,044
9,768	Liberty Media Corp.-Liberty Live, Cl. C†	65,382	313,553
35,000	Madison Square Garden Sports Corp.	363,177	6,170,500
66,000	Manchester United plc, Cl. A†	979,816	1,306,140
296,000	Sinclair Inc.	4,771,451	3,321,120
7,800	Take-Two Interactive Software Inc.†	58,796	1,095,042
3,500	The Walt Disney Co.†	20,071	283,675
47,700	TKO Group Holdings Inc.	502,393	4,009,662
35,000	Universal Entertainment Corp.	210,518	516,662
104,000	Warner Bros Discovery Inc.†	922,964	1,129,440
		16,177,306	33,650,288
	Environmental Services — 0.5%
59,000	Republic Services Inc.	532,967	8,408,090

	Equipment and Supplies — 18.7%
17,200	A.O. Smith Corp.	35,260	1,137,436
387,600	AMETEK Inc.	659,537	57,271,776
20,000	Ardagh Metal Packaging SA	69,861	62,600
56,000	AZZ Inc.	1,967,745	2,552,480
9,200	Chart Industries Inc.†	301,823	1,555,904
6,200	Chase Corp.	538,489	788,826
160,000	CIRCOR International Inc.†	2,494,767	8,920,000
315,000	Core Molding Technologies Inc.†	624,161	8,974,350
92,000	Crown Holdings Inc.	370,570	8,140,160
2,025	Danaher Corp.	13,122	502,403
100,000	Donaldson Co. Inc.	575,112	5,964,000
38,700	Entegris Inc.	164,986	3,634,317
189,000	Federal Signal Corp.	994,156	11,288,970
241,000	Flowserve Corp.	1,445,693	9,584,570
152,500	Franklin Electric Co. Inc.	594,728	13,607,575
424,000	Graco Inc.	2,289,467	30,901,120
33,500	IDEX Corp.	122,751	6,968,670
125,000	Interpump Group SpA	547,330	5,747,475
6,800	Littelfuse Inc.	54,921	1,681,776

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
110,000	Maezawa Kyuso Industries Co. Ltd.	$359,609	$884,770
65,500	Minerals Technologies Inc.	2,846,598	3,586,780
6,000	MSA Safety Inc.	179,592	945,900
491,000	Mueller Industries Inc.	12,055,821	36,903,560
335,000	Mueller Water Products Inc., Cl. A	2,243,532	4,247,800
3,500	Teleflex Inc.	53,317	687,435
167,200	Tennant Co.	2,789,395	12,397,880
740,000	The Gorman-Rupp Co.	11,286,239	24,346,000
97,000	The Greenbrier Companies Inc.	1,161,709	3,880,000
115,003	The L.S. Starrett Co., Cl. A†	840,851	1,236,282
50,500	The Manitowoc Co. Inc.†	499,591	760,025
50,000	The Middleby Corp.†	533,815	6,400,000
36,000	The Timken Co.	1,219,447	2,645,640
30,000	The Toro Co.	524,020	2,493,000
6,000	Valmont Industries Inc.	98,273	1,441,260
7,875	Watsco Inc., Cl. B	23,627	2,972,025
45,000	Watts Water Technologies Inc., Cl. A	854,108	7,776,900
		51,434,023	292,889,665
	Financial Services — 4.7%
7,000	Ameris Bancorp	49,547	268,730
22,200	Argo Group International Holdings Ltd.	423,922	662,448
12,000	Capitol Federal Financial Inc.	120,000	57,240
20,700	Crazy Woman Creek Bancorp Inc.	315,734	435,114
325,000	Energy Transfer LP	0	4,559,750
210	Farmers & Merchants Bank of Long Beach	1,339,033	1,020,179
2,000	First Horizon Corp.	22,179	22,040
346,500	Flushing Financial Corp.	5,636,909	4,549,545
66,000	FNB Corp.	659,922	712,140
100,000	GAM Holding AG†	154,308	49,435
25,000	Hanover Bancorp Inc.	525,000	452,250
270,000	Hope Bancorp Inc.	2,987,671	2,389,500
410,000	Huntington Bancshares Inc.	3,921,829	4,264,000
674,000	KKR & Co. Inc.	2,722,550	41,518,400
80,000	Medallion Financial Corp.	362,763	561,600
8,000	PROG Holdings Inc.†	5,116	265,680
54,000	Sandy Spring Bancorp Inc.	1,741,783	1,157,220
25,000	Sculptor Capital Management Inc.	362,444	290,000
47,000	Synovus Financial Corp.	1,218,657	1,306,600
16,000	TFS Financial Corp.	234,831	189,120
15,000	Thomasville Bancshares Inc.	570,703	899,849
Shares		Cost	Market Value
230,000	Valley National Bancorp	$1,437,500	$1,968,800
34,308	Value Line Inc.	425,084	1,499,946
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	5,000
116,500	Webster Financial Corp.	2,375,732	4,696,115
133,000	Wright Investors’ Service Holdings Inc.†	90,952	28,927
		27,705,542	73,829,628
	Food and Beverage — 5.5%
424,500	Arca Continental SAB de CV	762,263	3,867,328
14,000	BellRing Brands Inc.†	14,534	577,220
75,000	Brown-Forman Corp., Cl. A	407,541	4,357,500
40,000	Bull-Dog Sauce Co. Ltd.	95,622	557,548
90,000	China Tontine Wines Group Ltd.†	94,571	9,654
269,200	Crimson Wine Group Ltd.†	2,353,691	1,616,546
220,000	Denny’s Corp.†	736,620	1,863,400
500,000	Dynasty Fine Wines Group Ltd.†	74,726	13,728
98,000	Farmer Brothers Co.†	600,724	252,840
400,000	Flowers Foods Inc.	950,682	8,872,000
114,000	ITO EN Ltd.	2,136,608	3,668,536
46,000	Iwatsuka Confectionery Co. Ltd.	1,584,932	1,582,174
23,000	J & J Snack Foods Corp.	509,737	3,763,950
110,000	Kameda Seika Co. Ltd.	4,334,584	3,014,253
240,000	Kikkoman Corp.	1,630,295	12,597,430
635,000	Maple Leaf Foods Inc.	11,018,968	12,202,098
12,000	MEIJI Holdings Co. Ltd.	117,526	298,394
8,000	MGP Ingredients Inc.	6,395	843,840
62,000	Morinaga Milk Industry Co. Ltd.	1,182,249	2,334,542
7,500	National Beverage Corp.†	330,160	352,650
43,500	Nissin Foods Holdings Co. Ltd.	1,444,598	3,616,753
13,000	Post Holdings Inc.†	36,151	1,114,620
60,000	Rock Field Co. Ltd.	402,002	648,019
3,000	The Boston Beer Co. Inc., Cl. A†	460,330	1,168,590
70,000	The Hain Celestial Group Inc.†	705,657	725,900
56,700	The J.M. Smucker Co.	1,309,514	6,968,997
625,000	Tingyi (Cayman Islands) Holding Corp.	1,326,207	873,138
32,500	Tootsie Roll Industries Inc.	261,510	970,450
370,000	Vina Concha y Toro SA	676,677	411,478
950,000	Vitasoy International Holdings Ltd.	542,729	1,150,052
20,000	Willamette Valley Vineyards Inc.†	73,225	117,400

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
200,000	Yakult Honsha Co. Ltd.	$2,378,861	$4,862,152
		38,559,889	85,273,180
	Health Care — 3.5%
1,400	Align Technology Inc.†	9,766	427,448
6,700	Bio-Rad Laboratories Inc., Cl. A†	283,604	2,401,615
13,300	Bruker Corp.	105,444	828,590
630	Chemed Corp.	8,650	327,411
21,000	CONMED Corp.	429,146	2,117,850
388,500	Cutera Inc.†	4,399,710	2,338,770
50,000	Dexcom Inc.†	68,464	4,665,000
15,000	Evolent Health Inc., Cl. A†	258,100	408,450
216,000	Globus Medical Inc., Cl. A†	5,584,808	10,724,400
70,500	Henry Schein Inc.†	483,808	5,234,625
28,000	ICU Medical Inc.†	892,631	3,332,280
33,000	Masimo Corp.†	790,451	2,893,440
45,000	Neogen Corp.†	430,861	834,300
4,000	NeoGenomics Inc.†	49,880	49,200
20,000	Neuronetics Inc.†	104,941	27,000
181,000	OPKO Health Inc.†	425,834	289,600
125,000	Orthofix Medical Inc.†	2,733,471	1,607,500
7,500	Patterson Cos. Inc.	159,413	222,300
70,500	QuidelOrtho Corp.†	312,578	5,149,320
24,000	Seikagaku Corp.	263,881	129,764
23,400	STERIS plc	1,102,596	5,134,428
19,000	Straumann Holding AG	170,618	2,432,731
3,000	Stryker Corp.	142,188	819,810
30,000	SurModics Inc.†	608,729	962,700
19,000	Teladoc Health Inc.†	626,279	353,210
100	The Cooper Companies Inc.	3,627	31,801
38,000	United-Guardian Inc.	332,419	286,140
		20,781,897	54,029,683
	Home Furnishings — 0.3%
161,500	Bassett Furniture Industries Inc.	1,528,689	2,365,975
5,000	Ethan Allen Interiors Inc.	116,387	149,500
65,000	La-Z-Boy Inc.	1,045,229	2,007,200
		2,690,305	4,522,675
	Hotels and Gaming — 4.0%
50,000	Boyd Gaming Corp.	212,525	3,041,500
190,000	Canterbury Park Holding Corp.	1,949,758	3,843,700
140,000	Churchill Downs Inc.	562,239	16,245,600
120,000	Formosa International Hotels Corp.	775,629	795,527
530,000	Full House Resorts Inc.†	1,541,909	2,263,100
48,000	Gaming and Leisure Properties Inc., REIT	367,543	2,186,400
Shares		Cost	Market Value
750,000	Genting Singapore Ltd.	$688,148	$463,606
116,872	Golden Entertainment Inc.	1,695,244	3,994,685
2,250,000	Mandarin Oriental International Ltd.	2,913,165	3,836,250
3,000	Penn Entertainment Inc.†	13,028	68,850
241,000	Ryman Hospitality Properties Inc., REIT	3,795,317	20,070,480
2,500,000	The Hongkong & Shanghai Hotels Ltd.†	2,476,225	2,008,058
139,000	The Marcus Corp.	1,530,824	2,154,500
13,000	Wynn Resorts Ltd.	0	1,201,330
		18,521,554	62,173,586
	Machinery — 2.6%
326,000	Astec Industries Inc.	11,354,454	15,357,860
1,415,000	CNH Industrial NV	3,631,392	17,121,500
95,000	Kennametal Inc.	1,788,710	2,363,600
4,700	Nordson Corp.	77,665	1,048,899
160,000	The Eastern Co.	3,114,959	2,904,000
142,000	Twin Disc Inc.†	1,560,946	1,948,240
		21,528,126	40,744,099
	Manufactured Housing and Recreational Vehicles — 1.7%
63,500	Cavco Industries Inc.†	1,236,391	16,869,410
72,500	Nobility Homes Inc.	841,443	2,165,213
81,500	Skyline Champion Corp.†	471,554	5,193,180
51,500	Winnebago Industries Inc.	584,494	3,061,675
		3,133,882	27,289,478
	Metals and Mining — 0.1%
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	385,643
95,000	Kinross Gold Corp.	412,123	433,200
		529,906	818,843
	Publishing — 0.4%
2,550	Graham Holdings Co., Cl. B	1,192,868	1,486,650
4,500	John Wiley & Sons Inc., Cl. B	17,437	168,210
34,000	News Corp., Cl. A	48,038	682,040
775,000	The E.W. Scripps Co., Cl. A†	4,022,887	4,247,000
		5,281,230	6,583,900
	Real Estate — 2.1%
80,000	Capital Properties Inc., Cl. A	952,236	1,008,000
10,000	Gyrodyne LLC†	231,933	104,000
18,000	Lamar Advertising Co., Cl. A, REIT	164,305	1,502,460
89,500	Morguard Corp.	1,134,374	6,688,202
25,000	Reading International Inc., Cl. A†	123,590	53,000
4,000	Reading International Inc., Cl. B†	77,242	69,200
35,000	Seritage Growth Properties, Cl. A, REIT†	435,596	270,900

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
130,200	Tejon Ranch Co.†	$2,851,518	$2,111,844
381,000	The St. Joe Co.	5,832,628	20,699,730
139,000	Trinity Place Holdings Inc.†	314,922	50,735
		12,118,344	32,558,071
	Retail — 6.4%
111,000	AutoNation Inc.†	1,763,898	16,805,400
40,000	Big 5 Sporting Goods Corp.	305,241	280,400
900	Biglari Holdings Inc., Cl. A†	548,428	738,913
304,000	Copart Inc.†	637,079	13,099,360
1,123	Hertz Global Holdings Inc.†	17,122	13,757
200,000	Ingles Markets Inc., Cl. A	2,545,477	15,066,000
52,000	Lands’ End Inc.†	564,895	388,440
70,000	Movado Group Inc.	1,036,083	1,914,500
157,000	Nathan’s Famous Inc.	264,162	11,093,620
69,500	Penske Automotive Group Inc.	1,013,547	11,610,670
90,000	Pets at Home Group plc	154,436	367,641
482,250	Rush Enterprises Inc., Cl. B	2,275,116	21,841,102
11,000	Salvatore Ferragamo SpA	215,479	145,837
10,000	The Cheesecake Factory Inc.	93,274	303,000
26,000	Tractor Supply Co.	222,903	5,279,300
60,000	Village Super Market Inc., Cl. A	1,467,642	1,358,400
6,700	Vroom Inc.†	9,280	7,504
500	Winmark Corp.	34,190	186,565
		13,168,252	100,500,409
	Specialty Chemicals — 2.0%
3,200	Albemarle Corp.	47,663	544,128
28,000	Ashland Inc.	210,127	2,287,040
245,000	H.B. Fuller Co.	2,718,585	16,809,450
37,500	Hawkins Inc.	640,205	2,206,875
25,000	Huntsman Corp.	74,302	610,000
5,600	NewMarket Corp.	561,284	2,548,224
8,400	Quaker Chemical Corp.	128,365	1,344,000
1,500	Rogers Corp.†	172,480	197,205
24,400	Sensient Technologies Corp.	470,723	1,426,912
2,500	Takasago International Corp.	66,073	50,355
91,200	The General Chemical Group Inc.†(b)	1,186	0
80,000	Valvoline Inc.	228,439	2,579,200
		5,319,432	30,603,389
	Telecommunications — 0.5%
20,000	Consolidated Communications Holdings Inc.†	108,441	68,400
61,000	Gogo Inc.†	292,823	727,730
3,500	IDT Corp., Cl. B†	11,346	77,175
Shares		Cost	Market Value
85,100	Nuvera Communications Inc.	$625,036	$1,055,240
82,000	Rogers Communications Inc., Cl. B	293,920	3,147,980
109,500	Shenandoah Telecommunications Co.	896,203	2,256,795
30,000	VEON Ltd., ADR†	718,456	585,000
		2,946,225	7,918,320
	Transportation — 2.6%
347,500	GATX Corp.	9,803,043	37,818,425
18,600	Irish Continental Group plc	13,660	87,902
124,000	Navigator Holdings Ltd.	1,188,912	1,831,480
50,057	Steel Connect Inc.†	551,286	535,610
		11,556,901	40,273,417
	Wireless Communications — 0.1%
50,000	United States Cellular Corp.†	1,308,189	2,148,500

	TOTAL COMMON STOCKS	440,317,255	1,525,339,838

	CLOSED-END FUNDS — 0.1%
44,000	The Central Europe, Russia, and Turkey Fund Inc.	763,041	378,400
32,229	The European Equity Fund Inc.	319,370	256,217
112,000	The New Germany Fund Inc.	1,491,991	915,040
		2,574,402	1,549,657
	TOTAL CLOSED-END FUNDS	2,574,402	1,549,657

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
82,500	Jungheinrich AG	563,490	2,475,392

	RIGHTS — 0.0%
	Communications Equipment — 0.0%
60,500	Pineapple Energy Inc., CVR†	0	139,465

	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expires
	05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
140,000	Ampco-Pittsburgh Corp., expires
	08/01/25†	95,648	44,800
	TOTAL WARRANTS	95,648	45,452

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2023

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 2.2%
$34,340,000	U.S. Treasury Bills,
	5.276% to 5.465%††, 10/05/23 to 03/14/24	$34,054,788	$34,060,330

	TOTAL MISCELLANEOUS INVESTMENTS — 0.2%(c)	3,261,921	2,509,370

	TOTAL INVESTMENTS — 100.1%	$480,867,504	1,566,119,504

	Other Assets and Liabilities (Net) — (0.1)%		(2,096,179)

	NET ASSETS — 100.0%		$1,564,023,325

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Represents undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements and Schedule of Investments in Securities

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2023 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and schedule of investments in securities present fairly, in all material respects, the financial position of the Fund at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and schedule of investments in securities are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and schedule of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule of investments are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and schedule of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2023

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $113,400 in 2022 and $116,800 in 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,400 in 2022 and $16,400 in 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,662 in 2022 and $2,019 in 2023. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $59,750 in 2022 and $53,850 in 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	12/12/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	12/12/23

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	12/12/23

*	Print the name and title of each signing officer under his or her signature.